UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Managed Income Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds II

•	BlackRock Managed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock Managed Income Fund

Investment Objective

BlackRock Managed Income Fund’s (the “Fund”) investment objective is to seek to maximize current income with consideration for risk-managed total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund underperformed its Customized Reference Benchmark, a blend of 30% S&P 500® Index/70% Bloomberg Barclays U.S. Aggregate Bond Index. For the same period, the Fund also underperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Performance is reviewed on an absolute basis due to the nature of the Fund’s strategy. The Fund is managed within a risk-controlled framework, and it strives to maintain a consistent yield with a risk profile below that of the benchmark.

What factors influenced performance?

The Fund’s covered call position detracted from performance due to the large sell-off in the financial markets during the first quarter. The Fund’s efforts to manage interest rate risk through the use of derivatives further weighed on results given the rally in bond prices. Allocations to the lower-quality segments of fixed income market, such as high yield bonds, floating rate loan interests (“bank loans”) and emerging market debt, also detracted due to the meaningful weakness in these areas during the first half of the period.

The Fund’s allocation to investment-grade corporate bonds, which finished with a positive return due to their strong second-quarter rebound, was a key contributor to performance. The Fund’s efforts to manage U.S. equity exposure through the use of derivatives aided returns at a time of elevated volatility. A position in agency mortgages also helped results. The asset class delivered robust relative performance in the first quarter sell-off, and it continued to gain ground in the second quarter due to tightening yield spreads versus U.S. Treasuries.

The Fund held derivatives during the period. In particular, U.S. Treasury futures were used to keep the portfolio’s duration at the investment adviser’s desired level. The Fund also held equity futures to adjust its risk profile. Additionally, the Fund employed equity covered calls to provide an alternative source of income. Covered calls and positions designed to manage interest rate risk detracted from returns. The effect of holding equity futures was positive. However, the Fund’s overall use of derivatives detracted from Fund performance for the six-month period.

Describe recent portfolio activity.

During the period, the Fund reduced overall portfolio risk during the sell-off associated with the coronavirus pandemic, primarily by reducing exposure to stocks and lower-quality bonds, as well as by building up a higher level of cash. The Fund added risk later in the period as market volatility subsided and economic data improved. For the six-month period, the Fund increased its allocations to equities, investment-grade and high yield corporate bonds, and commercial mortgage-backed securities. The Fund reduced its positions in agency mortgages and bank loans, and it lowered interest-rate sensitivity through the use of derivatives.

Describe portfolio positioning at period end.

The Fund was diversified across a number of income-producing asset classes, including investment-grade debt, bank loans and collateralized mortgage obligations, mortgage-backed securities, high yield bonds, global equities, preferred stocks, equity covered calls and cash. The Fund’s duration was approximately 2.6 years at the end of June.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Managed Income Fund

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.15%	2.91%	(0.97)%	2.36%	N/A	4.39%	N/A	5.41%	N/A
Investor A	2.78	2.58	(1.09)	2.01	(2.07)%	4.09	3.25%	5.08	4.65%
Investor C	2.15	1.95	(1.47)	1.35	0.36	3.32	3.32	4.32	4.32
Class K	3.20	3.00	(0.94)	2.42	N/A	4.45	N/A	5.50	N/A
Bloomberg Barclays U.S. Aggregate Bond Index (c)	—	—	6.14	8.74	N/A	4.30	N/A	3.82	N/A
Customized Reference Benchmark (d)	—	—	3.71	8.87	N/A	6.45	N/A	7.00	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund may invest up to 100% of its assets in fixed-income securities and up to 30% of its assets in equity securities. The Fund’s returns between July 29, 2013 and October 1, 2016 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Investment Grade Bond Portfolio. The Fund’s returns prior to July 29, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

(c)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

(d)

A customized performance benchmark comprised of the returns of the Bloomberg Barclays U.S. Aggregate Bond Index (70%) and the S&P 500® Index (30%). N/A — Not applicable as share class and Index do not have a sales charge.

Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	56%
Investment Companies	22
Asset-Backed Securities	9
Floating Rate Loan Interests	7
Equity-Linked Notes	4
Preferred Securities	2
Non-Agency Mortgage-Backed Securities	—	(b)
Common Stocks	—	(b)

(a)	Excludes short-term securities.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa (c)	8%
AA/Aa	5
A	22
BBB/Baa	34
BB/Ba	13
B	13
CCC/Caa	3
CC/Ca	—	(d)
D	—	(d)
NR	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

Excludes short-term securities, Equity-Linked Notes and Investment Companies. (c) The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor C Shares performance shown prior to the Investor C Shares inception date of October 3, 2016 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor C Shares fees. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$990.30	$1.78	$1,000.00	$1,023.07	$1.81	0.36%
Investor A	1,000.00	989.10	3.02	1,000.00	1,021.83	3.07	0.61
Investor C	1,000.00	985.30	6.71	1,000.00	1,018.10	6.82	1.36
Class K	1,000.00	990.60	1.53	1,000.00	1,023.32	1.56	0.31

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown)

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments (unaudited) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 8.5%
AIG CLO Ltd., Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.36%), 2.35%, 10/25/32(a)(b)	USD	1,000	$982,235
AIMCO CLO, Series 2017-AA, Class A, (LIBOR USD 3 Month + 1.26%), 2.40%, 07/20/29(a)(b)		500	492,369
Allegro CLO VI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 2.26%, 01/17/31(a)(b)		400	390,409
Allegro CLO X Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.42%), 2.56%, 04/20/32(a)(b)		500	492,951
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 2.63%, 10/15/28(a)(b)		250	248,119
AMSR Trust(b):
Series 2020-SFR1, Class E, 3.22%, 04/17/37		1,000	993,635
Series 2020-SFR1, Class F, 3.57%, 04/17/37		1,000	963,566
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.56%, 10/13/30		500	491,509
Series 2018-10A, Class A1A, (LIBOR USD 3 Month + 1.20%), 2.42%, 10/15/31		500	484,036
Ares XLI CLO Ltd., Series 2016-41A, Class AR, (LIBOR USD 3 Month + 1.20%), 2.42%, 01/15/29(a)(b)		1,000	983,818
Ares XXXIR CLO Ltd., Series 2014-31RA, Class A2, (LIBOR USD 3 Month + 1.30%), 1.66%, 05/24/30(a)(b)		500	482,310
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 2.39%, 10/15/30(a)(b)		250	245,185
Ares XXXVR CLO Ltd., Series 2015-35RA, Class A2, (LIBOR USD 3 Month + 1.40%), 2.62%, 07/15/30(a)(b)		1,000	970,874
Assurant CLO I Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 2.39%, 10/20/29		900	882,489
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 2.84%, 10/20/29		500	482,022
Atrium IX, Series 9A, Class AR, (LIBOR USD 3 Month + 1.24%), 1.61%, 05/28/30(a)(b)		1,000	984,575
Bayview Financial Revolving Asset Trust, Series 2005-A, Class A1, (LIBOR USD 1 Month + 1.00%), 1.18%, 02/28/40(a)(b)		967	883,420
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, (LIBOR USD 3 Month + 1.25%), 2.39%, 01/20/29(a)(b)		500	493,139
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 2.24%, 01/20/31(a)(b)		500	487,483
Carlyle Global Market Strategies CLO Ltd., Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 1.44%, 05/15/31(a)(b)		493	477,513
Carlyle US CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 2.40%, 01/15/30(a)(b)		250	244,921
CBAM Ltd., Series 2018-5A, Class B1, (LIBOR USD 3 Month + 1.40%), 2.53%, 04/17/31(a)(b)		1,000	930,260
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 2.38%, 10/17/30(a)(b)		513	504,175
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A1A, (LIBOR USD 3 Month + 1.35%), 1.71%, 05/29/32(a)(b)		500	491,802

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding Ltd.(a)(b):
Series 2013-4A, Class A1RR, (LIBOR USD 3 Month + 1.06%), 2.05%, 04/27/31	USD	1,000	$974,563
Series 2013-4A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 2.29%, 04/27/31		650	628,451
Series 2017-3A, Class A1, (LIBOR USD 3 Month + 1.22%), 2.36%, 07/20/30		1,850	1,812,423
Deer Creek CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.65%), 2.79%, 10/20/30(a)(b)		500	482,420
Dryden 49 Senior Loan Fund(a)(b):
Series 2017-49A, Class A, (LIBOR USD 3 Month + 1.21%), 2.35%, 07/18/30		1,680	1,659,259
Series 2017-49A, Class B, (LIBOR USD 3 Month + 1.70%), 2.84%, 07/18/30		1,000	969,401
Elmwood CLO II Ltd., Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.45%), 2.59%, 04/20/31(a)(b)		500	497,644
First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A6M, (LIBOR USD 1 Month + 0.35%), 0.53%, 11/25/35(a)		1,007	926,938
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.19%), 2.41%, 10/15/30(a)(b)		750	735,408
Greywolf CLO VII Ltd., Series 2018-2A, Class A1, (LIBOR USD 3 Month + 1.18%), 2.32%, 10/20/31(a)(b)		500	485,360
Grippen Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.26%), 2.40%, 01/20/30(a)(b)		1,500	1,478,856
Highbridge Loan Management Ltd., Series 12A-18, Class A2, (LIBOR USD 3 Month + 1.50%), 2.64%, 07/18/31(a)(b)		500	478,624
Kayne CLO III Ltd., Series 2019-3A, Class A, (LIBOR USD 3 Month + 1.48%), 2.70%, 04/15/32(a)(b)		1,000	987,616
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 2.45%, 03/20/30(a)(b)		500	489,851
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1, (LIBOR USD 3 Month + 1.18%), 2.17%, 04/25/29(a)(b)		1,500	1,474,504
Madison Park Funding XXVII Ltd., Series 2018-27A, Class A1A, (LIBOR USD 3 Month + 1.03%), 2.17%, 04/20/30(a)(b)		1,000	976,732
Milos CLO Ltd., Series 2017-1A, Class AR, (LIBOR USD 3 Month + 1.07%), 2.21%, 10/20/30(a)(b)		700	683,278
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 2.39%, 10/20/30(a)(b)		250	240,768
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 2.31%, 10/18/30(a)(b)		750	735,771
OCP CLO Ltd., Series 2017-13A, Class A2A, (LIBOR USD 3 Month + 1.80%), 3.02%, 07/15/30(a)(b)		500	487,349
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.60%), 2.82%, 07/15/30(a)(b)		500	480,017
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.33%), 2.55%, 10/15/32(a)(b)		500	494,579
OHA Loan Funding Ltd.(a)(b):
Series 2013-1A, Class BR2, (LIBOR USD 3 Month + 1.60%), 2.64%, 07/23/31		1,000	959,436

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2015-1A, Class A1R2, (LIBOR USD 3 Month + 1.34%), 1.73%, 11/15/32	USD	500	$489,698
OZLM XIX Ltd., Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 2.44%, 11/22/30(a)(b)		250	242,471
Palmer Square CLO Ltd.(a)(b):
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 2.28%, 07/16/31		1,000	974,914
Series 2019-1A, Class A1, (LIBOR USD 3 Month + 1.34%), 1.76%, 11/14/32		1,000	981,797
Series 2019-1A, Class A2, (LIBOR USD 3 Month + 1.85%), 2.27%, 11/14/32		1,000	972,043
Park Avenue Institutional Advisers CLO Ltd., Series 2018-1A, Class A1A, (LIBOR USD 3 Month + 1.28%), 2.42%, 10/20/31(a)(b)		750	740,874
Progress Residential Trust(b):
Series 2020-SFR1, Class E, 3.03%, 04/17/37		1,000	987,218
Series 2020-SFR1, Class F, 3.43%, 04/17/37		1,000	968,231
Series 2020-SFR2, Class A, 2.08%, 06/18/37		1,000	1,028,283
Series 2020-SFR2, Class B, 2.58%, 06/18/37		1,000	1,030,254
Regatta Funding LP, Series 2013-2A, Class A1R2, (LIBOR USD 3 Month + 1.25%), 2.47%, 01/15/29(a)(b)		500	495,756
Regatta VIII Funding Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 2.38%, 10/17/30(a)(b)		500	490,174
Regatta XI Funding Ltd., Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.65%), 2.78%, 07/17/31(a)(b)		650	626,082
Regatta XIV Funding Ltd., Series 2018-3A, Class A, (LIBOR USD 3 Month + 1.19%), 2.18%, 10/25/31(a)(b)		1,000	975,004
Regatta XV Funding Ltd., Series 2018-4A, Class A2, (LIBOR USD 3 Month + 1.85%), 2.84%, 10/25/31(a)(b)		700	681,446
THL Credit Wind River CLO Ltd., Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.25%), 2.47%, 10/15/30(a)(b)		500	483,870
TICP CLO VII Ltd., Series 2017-7A, Class ASR, (LIBOR USD 3 Month + 1.27%), 2.78%, 04/15/33(a)(b)		1,300	1,282,587
VOLT LXXXVIII LLC, Series 2020-NPL4, Class A1, 2.98%, 03/25/50(b)(c)		953	940,083
Voya CLO Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 2.38%, 04/17/30(a)(b)		500	488,644
Webster Park CLO Ltd., Series 2015-1A, Class A1BR, (LIBOR USD 3 Month + 1.35%), 2.49%, 07/20/30(a)(b)		1,000	967,705

Total Asset-Backed Securities — 8.5% (Cost: $51,048,243)			50,069,197

	Shares

Common Stocks — 0.0%

Building Products — 0.0%
AZEK Co., Inc. (The)(d)		54	1,720

Total Common Stocks — 0.0% (Cost: $1,242)			1,720

Security		Par (000)	Value

Corporate Bonds — 55.0%

Aerospace & Defense — 1.5%
Boeing Co. (The):
2.13%, 03/01/22	USD	290	$291,332
2.20%, 10/30/22		60	60,214
2.80%, 03/01/23		20	20,373
4.51%, 05/01/23		245	258,825
2.80%, 03/01/24		100	101,445
4.88%, 05/01/25		450	490,412
2.70%, 02/01/27		40	39,071
5.15%, 05/01/30		425	473,888
3.90%, 05/01/49		5	4,594
3.75%, 02/01/50		10	8,979
5.81%, 05/01/50		185	218,482
5.93%, 05/01/60		130	154,166
Bombardier, Inc.(b):
8.75%, 12/01/21		267	216,937
6.13%, 01/15/23		81	55,712
7.50%, 12/01/24		50	32,750
7.50%, 03/15/25		3	1,958
7.88%, 04/15/27		154	100,870
BWX Technologies, Inc.(b):
5.38%, 07/15/26		117	120,554
4.13%, 06/30/28		65	64,838
General Dynamics Corp.:
4.25%, 04/01/40		106	132,065
4.25%, 04/01/50		20	25,884
Howmet Aerospace, Inc.:
5.87%, 02/23/22		109	114,450
5.13%, 10/01/24		46	47,650
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30(b)		90	100,286
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)		137	142,137
L3Harris Technologies, Inc.:
4.95%, 02/15/21		50	50,616
3.85%, 06/15/23		100	108,807
3.83%, 04/27/25		75	83,704
3.85%, 12/15/26		100	114,459
4.40%, 06/15/28		290	343,040
2.90%, 12/15/29		10	10,769
5.05%, 04/27/45		50	65,690
Leidos, Inc., 4.38%, 05/15/30(b)		70	78,851
Lockheed Martin Corp.:
4.07%, 12/15/42		185	234,653
2.80%, 06/15/50		35	36,832
Northrop Grumman Corp.:
3.25%, 08/01/23		500	540,042
3.25%, 01/15/28		200	223,667
4.40%, 05/01/30		300	363,684
5.25%, 05/01/50		50	71,723
Raytheon Technologies Corp.:
2.80%, 03/15/22(b)		65	67,054
3.65%, 08/16/23		24	25,992
3.20%, 03/15/24(b)		50	53,875
3.50%, 03/15/27(b)		45	50,636
6.70%, 08/01/28		85	114,634
4.13%, 11/16/28		440	518,269
6.13%, 07/15/38		50	72,216
4.50%, 06/01/42		180	224,336
4.15%, 05/15/45		60	71,920
4.35%, 04/15/47(b)		80	96,978
3.13%, 07/01/50		125	132,848
Signature Aviation US Holdings, Inc.(b):
5.38%, 05/01/26		44	44,031
4.00%, 03/01/28		84	75,915

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
SSL Robotics LLC, 9.75%, 12/31/23(b)	USD	35	$37,450
TransDigm, Inc.(b):
8.00%, 12/15/25		306	321,603
6.25%, 03/15/26		1,462	1,458,374

			8,970,540

Air Freight & Logistics — 0.1%
FedEx Corp.:
3.80%, 05/15/25		50	55,581
3.10%, 08/05/29		190	202,807
4.55%, 04/01/46		95	102,422
XPO Logistics, Inc.(b):
6.75%, 08/15/24		12	12,571
6.25%, 05/01/25		13	13,618

			386,999

Airlines — 0.2%
Air Canada Pass-Through Trust, Series 2017-1, Class AA, 3.30%, 01/15/30(b)		17	15,067
American Airlines Pass-Through Trust:
Series 2019-1, Class B, 3.85%, 02/15/28		78	54,521
Series 2017-1, Class AA, 3.65%, 02/15/29		66	63,674
American Airlines, Inc., 11.75%, 07/15/25(b)		189	179,019
British Airways Pass-Through Trust, Series 2019-1, Class A, 3.35%, 06/15/29(b)		45	36,971
Delta Air Lines, Inc.:
3.80%, 04/19/23		100	89,325
7.00%, 05/01/25(b)		91	93,936
Mileage Plus Holdings LLC, 6.50%, 06/20/27(b)		476	477,190
United Airlines Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 08/15/21		111	105,844
Series 2019-2, Class AA, 2.70%, 05/01/32		45	40,634

			1,156,181

Auto Components — 0.3%
Adient US LLC, 9.00%, 04/15/25(b)		38	40,934
Allison Transmission, Inc.(b):
5.00%, 10/01/24		15	14,962
5.88%, 06/01/29		136	141,440
Aptiv Corp., 4.15%, 03/15/24		32	34,137
Clarios Global LP(b):
6.75%, 05/15/25		167	173,680
6.25%, 05/15/26		379	390,844
8.50%, 05/15/27		500	502,475
Dealer Tire LLC, 8.00%, 02/01/28(b)		43	39,829
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/25		47	50,290
Icahn Enterprises LP:
4.75%, 09/15/24		38	35,728
6.38%, 12/15/25		39	38,610
6.25%, 05/15/26		77	77,054
5.25%, 05/15/27		127	122,555

			1,662,538

Automobiles — 0.5%
BMW US Capital LLC(b):
1.85%, 09/15/21		25	25,230
3.45%, 04/12/23		355	376,031
Daimler Finance North America LLC, 2.30%, 02/12/21(b)		500	503,463
Ford Motor Co.:
8.50%, 04/21/23		188	198,810
4.35%, 12/08/26		182	169,770
4.75%, 01/15/43		21	16,544
5.29%, 12/08/46		60	49,337
General Motors Co.:
6.13%, 10/01/25		120	134,842

Security		Par (000)	Value

Automobiles (continued)
6.80%, 10/01/27	USD	190	$221,399
5.00%, 10/01/28		64	68,079
5.20%, 04/01/45		105	101,701
6.75%, 04/01/46		110	119,818
Nissan Motor Acceptance Corp.(b):
2.55%, 03/08/21		40	39,721
3.15%, 03/15/21		75	74,778
Tesla, Inc., 5.30%, 08/15/25(b)		125	125,000
Volkswagen Group of America Finance LLC(b):
3.88%, 11/13/20		200	201,897
2.90%, 05/13/22		400	412,951

			2,839,371

Banks — 9.5%
ANZ New Zealand Int’l Ltd., 1.90%, 02/13/23(b)		300	308,107
Australia & New Zealand Banking Group Ltd.:
2.63%, 11/09/22		300	315,368
(USD Swap Rate 5 Year + 5.17%), 6.75%(a)(b)(e)		200	221,876
Banco Bilbao Vizcaya Argentaria SA, (USD Swap Semi 5 Year + 3.87%), 6.13%(a)(e)		200	182,250
Banco Santander SA:
3.50%, 04/11/22		600	624,019
3.13%, 02/23/23		200	208,326
2.71%, 06/27/24		400	420,426
2.75%, 05/28/25		200	207,263
3.31%, 06/27/29		200	215,870
Bank of America Corp.:
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(a)		1,185	1,228,351
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		400	415,475
(LIBOR USD 3 Month + 0.78%), 3.55%, 03/05/24(a)		440	470,343
Series JJ, (LIBOR USD 3 Month + 3.29%), 5.13%(a)(e)		900	883,125
(LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/24(a)		400	433,465
4.20%, 08/26/24		300	333,060
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(a)		80	86,771
Series L, 3.95%, 04/21/25		350	387,559
(LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/25(a)		225	236,376
(LIBOR USD 3 Month + 0.64%), 2.01%, 02/13/26(a)		500	517,048
4.45%, 03/03/26		625	719,528
4.25%, 10/22/26		91	104,382
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(a)		150	169,555
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(a)		300	336,249
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		650	724,004
(LIBOR USD 3 Month + 1.21%), 3.97%, 02/07/30(a)		20	23,287
(SOFR + 2.15%), 2.59%, 04/29/31(a)		790	835,935
Series L, 4.75%, 04/21/45		110	145,274
(LIBOR USD 3 Month + 1.99%), 4.44%, 01/20/48(a)		50	64,778
Bank of Montreal, 2.50%, 06/28/24		245	259,845
Banque Federative du Credit Mutuel SA,
2.13%, 11/21/22(b)		200	206,211
Barclays Bank plc(f)(g):
0.00%, 02/04/25		190	220,267
Series VUN, 0.00%, 02/18/25		115	116,771

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Barclays plc:
(USD Swap Semi 5 Year + 6.77%), 7.88%(a)(e)	USD	525	$532,875
3.68%, 01/10/23		200	207,560
(LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/23(a)		500	526,455
(USD Swap Semi 5 Year + 4.84%), 7.75%(a)(e)		475	482,719
(LIBOR USD 3 Month + 1.36%), 4.34%, 05/16/24(a)		255	274,677
5.20%, 05/12/26		480	533,952
4.84%, 05/09/28		200	218,339
(LIBOR USD 3 Month + 3.05%), 5.09%, 06/20/30(a)		200	227,043
BNP Paribas SA:
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(b)(e)		225	228,375
4.25%, 10/15/24		200	219,298
3.38%, 01/09/25(b)		400	432,336
(SOFR + 2.07%), 2.22%, 06/09/26(a)(b)		200	204,803
(USD Swap Semi 5 Year + 1.48%), 4.38%, 03/01/33(a)(b)		200	222,965
BofA Finance LLC, 0.13%, 09/01/22(f)		156	161,850
CIT Group, Inc., 5.00%, 08/01/23		104	106,070
Citigroup, Inc.:
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(a)		60	62,059
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(a)		905	941,865
3.88%, 10/25/23		300	329,508
Series U, (SOFR + 3.81%), 5.00%(a)(e)		550	517,718
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(a)		480	518,630
(SOFR + 2.75%), 3.11%, 04/08/26(a)		300	322,673
3.20%, 10/21/26		255	279,512
4.30%, 11/20/26		275	312,331
4.45%, 09/29/27		700	799,167
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		460	518,513
(SOFR + 3.91%), 4.41%, 03/31/31(a)		100	118,652
(SOFR + 2.11%), 2.57%, 06/03/31(a)		90	93,083
Commonwealth Bank of Australia(b):
2.75%, 03/10/22		105	108,903
2.50%, 09/18/22		100	104,311
Cooperatieve Rabobank UA(b):
3.88%, 09/26/23		300	327,599
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.34%, 06/24/26(a)		700	701,227
Credit Agricole SA, (USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(e)		400	456,500
Credit Suisse Group Funding Guernsey Ltd., 3.80%, 06/09/23		1,400	1,507,384
Danske Bank A/S:
5.00%, 01/12/22(b)		200	210,122
(LIBOR USD 3 Month + 1.25%), 3.00%, 09/20/22(a)(b)		200	203,110
(US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%(a)(e)		725	741,312
Discover Bank, 4.20%, 08/08/23		250	272,991
Fifth Third Bancorp:
2.60%, 06/15/22		160	165,882
(LIBOR USD 3 Month + 3.03%), 5.10%(a)(e)		850	739,500

Security		Par (000)	Value

Banks (continued)
HSBC Holdings plc:
(USD Swap Rate 5 Year + 5.51%), 6.87%(a)(e)	USD	575	$583,419
4.88%, 01/14/22		250	265,953
4.25%, 03/14/24		225	242,761
(LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/30(a)		200	222,019
Huntington Bancshares, Inc., 2.30%, 01/14/22		330	338,714
ING Groep NV:
4.10%, 10/02/23		200	219,139
(USD Swap Rate 5 Year + 4.20%), 6.75%(a)(e)		450	460,125
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.00%, 07/01/26(a)(b)		200	200,467
Intesa Sanpaolo SpA, 3.13%, 07/14/22(b)		575	585,690
JPMorgan Chase & Co.:
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)		175	181,177
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		1,385	1,482,658
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)		400	440,757
(SOFR + 1.16%), 2.30%, 10/15/25(a)		550	576,114
(SOFR + 1.59%), 2.00%, 03/13/26(a)		60	62,097
4.13%, 12/15/26		200	232,774
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		490	554,157
(LIBOR USD 3 Month + 1.12%), 4.01%, 04/23/29(a)		245	282,708
(LIBOR USD 3 Month + 1.16%), 3.70%, 05/06/30(a)		660	758,168
(SOFR + 2.52%), 2.96%, 05/13/31(a)		400	424,233
Series U, (LIBOR USD 3 Month + 0.95%), 1.51%, 02/02/37(a)		340	261,387
(SOFR + 2.46%), 3.11%, 04/22/41(a)		310	334,828
5.63%, 08/16/43		130	189,034
4.85%, 02/01/44		65	88,659
4.95%, 06/01/45		205	275,789
Series W, (LIBOR USD 3 Month + 1.00%), 1.39%, 05/15/47(a)		117	81,423
Lloyds Banking Group plc:
3.10%, 07/06/21		600	614,216
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.33%, 06/15/23(a)		200	201,164
4.05%, 08/16/23		910	988,715
(USD Swap Semi 5 Year + 4.50%), 7.50%(a)(e)		200	207,540
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.75%(a)(e)		200	204,000
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(b)(e)		750	742,500
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22		63	65,276
3.22%, 03/07/22		145	151,251
2.67%, 07/25/22		95	98,747
3.46%, 03/02/23		455	486,397
3.76%, 07/26/23		410	444,793
2.53%, 09/13/23		200	209,910
National Australia Bank Ltd., 3.63%, 06/20/23		300	325,590
Nordea Bank Abp(b):
3.75%, 08/30/23		220	235,892

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(a)(e)	USD	850	$907,290
Regions Bank, (LIBOR USD 3 Month + 0.50%), 3.37%, 08/13/21(a)		485	486,012
Royal Bank of Canada, 2.25%, 11/01/24		300	315,648
Royal Bank of Scotland Group plc:
(USD Swap Semi 5 Year + 5.80%), 7.50%(a)(e)		200	200,700
(USD Swap Semi 5 Year + 7.60%), 8.62%(a)(e)		400	415,900
6.13%, 12/15/22		200	218,304
3.88%, 09/12/23		1,150	1,239,866
6.00%, 12/19/23		225	252,033
(LIBOR USD 3 Month + 1.76%), 4.27%, 03/22/25(a)		200	217,541
(LIBOR USD 3 Month + 1.87%), 4.44%, 05/08/30(a)		200	232,032
Santander Holdings USA, Inc., 3.70%, 03/28/22		100	102,986
Santander UK Group Holdings plc:
2.88%, 08/05/21		605	618,220
(LIBOR USD 3 Month + 1.57%), 4.80%, 11/15/24(a)		200	221,376
Santander UK plc, 5.00%, 11/07/23(b)		237	258,164
Skandinaviska Enskilda Banken AB, 2.80%, 03/11/22		470	487,998
Societe Generale SA, (USD Swap Rate 5 Year + 5.87%), 8.00%(a)(b)(e)		400	446,000
Standard Chartered plc(a)(b):
(USD Swap Semi 5 Year + 6.30%), 7.50%(e)		525	541,905
(LIBOR USD 3 Month + 1.21%), 2.82%, 01/30/26		365	372,780
Sumitomo Mitsui Financial Group, Inc.:
2.78%, 10/18/22		750	783,882
2.45%, 09/27/24		250	262,232
2.35%, 01/15/25		200	209,022
2.75%, 01/15/30		250	264,832
Swedbank AB, 2.80%, 03/14/22(b)		300	310,373
Truist Bank:
1.25%, 03/09/23		365	370,581
3.20%, 04/01/24		175	189,739
Truist Financial Corp.:
2.75%, 04/01/22		230	238,443
3.75%, 12/06/23		60	65,713
UniCredit SpA, (USD Swap Semi 5 Year + 5.18%), 8.00%(a)(e)		400	400,000
US Bancorp, 2.40%, 07/30/24		480	511,224
US Bank NA, 2.80%, 01/27/25		500	544,322
Wachovia Capital Trust II, (LIBOR USD 3 Month + 0.50%), 1.72%, 01/15/27(a)		20	17,420
Wells Fargo & Co.:
3.50%, 03/08/22		820	858,876
3.75%, 01/24/24		1,090	1,190,987
(SOFR + 1.60%), 1.65%, 06/02/24(a)		200	203,162
3.00%, 02/19/25		210	226,720
4.30%, 07/22/27		180	206,636
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)		275	305,215
4.40%, 06/14/46		235	280,213
(LIBOR USD 3 Month + 4.24%), 5.01%, 04/04/51(a)		250	346,996

			56,194,617

Beverages — 0.7%
Anheuser-Busch Cos. LLC:
4.70%, 02/01/36		935	1,101,499

Security		Par (000)	Value

Beverages (continued)
4.90%, 02/01/46	USD	447	$546,988
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		400	435,836
4.15%, 01/23/25		650	737,589
4.75%, 01/23/29		120	144,995
4.44%, 10/06/48		60	69,220
4.75%, 04/15/58		115	138,892
5.80%, 01/23/59		105	149,423
Keurig Dr Pepper, Inc.:
4.06%, 05/25/23		385	419,577
4.42%, 05/25/25		275	317,087
Molson Coors Beverage Co., 2.10%, 07/15/21		175	177,149

			4,238,255

Biotechnology — 1.0%
AbbVie, Inc.:
3.45%, 03/15/22(b)		175	182,010
3.20%, 11/06/22		125	131,346
2.80%, 03/15/23(b)		200	207,708
3.75%, 11/14/23		285	309,773
2.60%, 11/21/24(b)		225	238,863
3.80%, 03/15/25(b)		1,075	1,192,729
3.60%, 05/14/25		465	514,184
3.20%, 05/14/26		225	247,374
2.95%, 11/21/26(b)		45	48,944
3.20%, 11/21/29(b)		290	319,114
4.50%, 05/14/35		50	60,231
4.05%, 11/21/39(b)		160	187,114
4.85%, 06/15/44(b)		100	124,701
4.45%, 05/14/46		30	36,607
4.88%, 11/14/48		295	387,406
4.25%, 11/21/49(b)		112	135,763
Amgen, Inc.:
3.63%, 05/15/22		55	57,547
2.20%, 02/21/27		100	105,457
Baxalta, Inc., 3.60%, 06/23/22		9	9,475
Gilead Sciences, Inc.:
2.50%, 09/01/23		15	15,878
3.70%, 04/01/24		190	210,187
3.50%, 02/01/25		445	495,329
3.65%, 03/01/26		175	200,318
4.50%, 02/01/45		52	67,617
4.75%, 03/01/46		179	241,918

			5,727,593

Building Products — 0.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)		64	64,480
Builders FirstSource, Inc., 6.75%, 06/01/27(b)		24	24,570
Carrier Global Corp., 2.24%, 02/15/25(b)		70	71,569
Griffon Corp., 5.75%, 03/01/28		29	28,637
JELD-WEN, Inc.(b):
6.25%, 05/15/25		30	31,125
4.63%, 12/15/25		11	10,560
4.88%, 12/15/27		2	1,920
Masonite International Corp., 5.38%, 02/01/28(b)		30	30,675
Standard Industries, Inc.(b):
6.00%, 10/15/25		89	91,605
5.00%, 02/15/27		61	61,763
4.38%, 07/15/30		130	129,675

			546,579

Capital Markets — 2.8%
Bank of New York Mellon Corp. (The):
Series E, (LIBOR USD 3 Month + 3.42%), 3.73%(a)(e)		375	355,763
2.95%, 01/29/23		250	265,812

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
2.10%, 10/24/24	USD	285	$300,307
1.60%, 04/24/25		295	305,342
3.25%, 05/16/27		125	141,232
Credit Suisse AG:
3.00%, 10/29/21		300	310,106
2.95%, 04/09/25		555	602,600
Credit Suisse Group AG(a)(b):
(USD Swap Semi 5 Year + 4.60%), 7.50%(e)		500	537,500
(USD Swap Semi 5 Year + 3.46%), 6.25%(e)		400	416,672
(SOFR + 2.04%), 2.19%, 06/05/26		485	491,207
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%(e)		200	203,100
(SOFR + 3.73%), 4.19%, 04/01/31		250	284,964
Deutsche Bank AG:
2.95%, 08/20/20		80	80,099
3.15%, 01/22/21		875	879,102
4.25%, 02/04/21		340	343,836
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.52%), 6.00%(a)(e)		400	330,080
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 1.11%), 2.10%, 04/26/22(a)		595	597,783
3.63%, 01/22/23		70	75,023
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(a)		510	528,683
(LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/23(a)		75	77,918
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.62%), 5.50%(a)(e)		275	285,002
3.50%, 01/23/25		50	54,433
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%(a)(e)		284	269,800
3.50%, 04/01/25		765	838,828
(LIBOR USD 3 Month + 1.20%), 3.27%, 09/29/25(a)		175	188,594
3.75%, 02/25/26		100	111,530
(LIBOR USD 3 Month + 1.16%), 3.81%, 04/23/29(a)		75	84,784
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(a)		295	343,228
6.75%, 10/01/37		100	145,586
5.15%, 05/22/45		205	269,885
Intercontinental Exchange, Inc.:
2.35%, 09/15/22		50	51,878
4.25%, 09/21/48		40	50,852
Morgan Stanley:
4.88%, 11/01/22		150	163,119
(SOFR + 0.70%), 0.78%, 01/20/23(a)		400	398,646
3.13%, 01/23/23		465	493,042
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(a)		255	274,537
Series F, 3.88%, 04/29/24		300	331,733
(SOFR + 1.15%), 2.72%, 07/22/25(a)		110	116,707
4.00%, 07/23/25		305	345,823
(SOFR + 1.99%), 2.19%, 04/28/26(a)		365	380,041
3.95%, 04/23/27		485	545,858
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		375	421,680
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(a)		300	341,549
(LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(a)		160	190,628

Security		Par (000)	Value

Capital Markets (continued)
MSCI, Inc.(b):
4.00%, 11/15/29	USD	12	$12,240
3.63%, 09/01/30		13	12,935
3.88%, 02/15/31		228	232,560
Owl Rock Capital Corp.:
5.25%, 04/15/24		16	16,723
4.00%, 03/30/25		24	23,703
State Street Corp.(a):
(SOFR + 2.69%), 2.82%, 03/30/23(b)		785	814,510
(LIBOR USD 3 Month + 0.77%), 3.78%, 12/03/24		55	60,617
UBS Group AG(a):
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(b)		700	725,032
(USD Swap Semi 5 Year + 4.34%), 7.00%(b)(e)		800	831,000
(USD Swap Semi 5 Year + 4.87%), 7.00%(e)		200	219,790

			16,774,002

Chemicals — 0.7%
Air Products and Chemicals, Inc., 1.50%, 10/15/25		50	51,575
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or 9.50% PIK), 06/01/23(b)(h)		200	199,500
Atotech Alpha 3 BV, 6.25%, 02/01/25(b)		248	245,520
Axalta Coating Systems LLC, 4.75%, 06/15/27(b)		200	201,040
Blue Cube Spinco LLC:
9.75%, 10/15/23		99	101,970
10.00%, 10/15/25		99	103,207
Chemours Co. (The), 6.63%, 05/15/23		92	88,320
Dow Chemical Co. (The):
3.15%, 05/15/24		625	667,747
4.38%, 11/15/42		19	21,228
DuPont de Nemours, Inc.:
2.17%, 05/01/23		145	147,833
4.21%, 11/15/23		715	783,710
5.32%, 11/15/38		60	76,072
5.42%, 11/15/48		36	47,418
Element Solutions, Inc., 5.88%, 12/01/25(b)		495	499,795
Gates Global LLC, 6.25%, 01/15/26(b)		168	165,060
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		46	45,885
Illuminate Buyer LLC, 9.00%, 07/01/28(b)		61	63,593
LYB International Finance III LLC:
2.88%, 05/01/25		145	154,412
4.20%, 10/15/49		35	37,647
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		46	46,690
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		9	8,393
PQ Corp., 5.75%, 12/15/25(b)		182	183,365
Sherwin-Williams Co. (The):
2.75%, 06/01/22		27	27,887
2.30%, 05/15/30		45	45,932
4.50%, 06/01/47		10	12,174
3.30%, 05/15/50		130	131,846
Valvoline, Inc., 4.25%, 02/15/30(b)		65	64,025
W.R. Grace & Co., 5.63%, 10/01/24(b)		92	96,830
WR Grace & Co.-Conn., 4.88%, 06/15/27(b)		78	79,016

			4,397,690

Commercial Services & Supplies — 0.5%
ADT Security Corp. (The):
4.13%, 06/15/23		60	60,150
4.88%, 07/15/32(b)		88	80,080
Allied Universal Holdco LLC(b):
6.63%, 07/15/26		552	579,600

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
9.75%, 07/15/27	USD	192	$202,320
APX Group, Inc.:
7.88%, 12/01/22		71	70,645
8.50%, 11/01/24		22	21,450
6.75%, 02/15/27(b)		91	85,881
Aramark Services, Inc.(b):
5.00%, 04/01/25		237	233,445
6.38%, 05/01/25		51	52,664
Brink’s Co. (The), 5.50%, 07/15/25(b)		31	31,575
Clean Harbors, Inc.(b):
4.88%, 07/15/27		110	113,025
5.13%, 07/15/29		139	144,165
Garda World Security Corp.(b):
4.63%, 02/15/27		77	75,845
9.50%, 11/01/27		48	50,760
GFL Environmental, Inc.(b):
4.25%, 06/01/25		18	18,158
7.00%, 06/01/26		175	181,125
5.13%, 12/15/26		222	229,770
8.50%, 05/01/27		105	114,187
IAA, Inc., 5.50%, 06/15/27(b)		136	140,300
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		96	94,560
Mobile Mini, Inc., 5.88%, 07/01/24		24	24,703
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		17	16,703
Prime Security Services Borrower LLC(b):
5.25%, 04/15/24		55	56,237
5.75%, 04/15/26		22	22,814
6.25%, 01/15/28		123	115,928
RELX Capital, Inc., 3.50%, 03/16/23		40	42,655
Republic Services, Inc.:
3.38%, 11/15/27		35	39,255
3.95%, 05/15/28		15	17,517
2.30%, 03/01/30		100	104,285
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		25	25,719
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		147	140,310

			3,185,831

Communications Equipment — 0.2%
CommScope Technologies LLC, 6.00%, 06/15/25(b)		99	95,604
CommScope, Inc.(b):
5.50%, 03/01/24		109	110,090
5.50%, 06/15/24		19	19,348
6.00%, 03/01/26		100	102,500
Motorola Solutions, Inc.:
4.60%, 05/23/29		360	415,438
5.50%, 09/01/44		10	11,232
Nokia OYJ, 6.63%, 05/15/39		32	38,010
ViaSat, Inc.(b):
5.63%, 04/15/27		168	171,990
6.50%, 07/15/28		86	86,018

			1,050,230

Construction & Engineering — 0.0%(b)
Brand Industrial Services, Inc., 8.50%, 07/15/25		157	141,300
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26		17	17,085

			158,385

Consumer Finance — 2.5%
AerCap Ireland Capital DAC:
4.50%, 05/15/21		150	150,939
3.50%, 05/26/22		150	148,493
4.63%, 07/01/22		280	283,114
4.13%, 07/03/23		150	146,707

Security		Par (000)	Value

Consumer Finance (continued)
4.88%, 01/16/24	USD	175	$173,910
3.50%, 01/15/25		375	352,221
3.65%, 07/21/27		220	194,797
Ally Financial, Inc.:
3.05%, 06/05/23		83	83,998
5.80%, 05/01/25		197	219,489
American Express Co.:
3.70%, 08/03/23		375	407,813
3.40%, 02/22/24		740	804,881
2.50%, 07/30/24		300	317,530
3.63%, 12/05/24		400	443,177
American Honda Finance Corp.:
1.95%, 05/10/23		340	349,959
3.45%, 07/14/23		115	123,735
2.15%, 09/10/24		200	208,937
Capital One Financial Corp.:
3.05%, 03/09/22		860	892,486
3.30%, 10/30/24		300	322,795
3.80%, 01/31/28		80	89,065
Caterpillar Financial Services Corp.:
2.85%, 05/17/24		200	215,977
2.15%, 11/08/24		180	191,031
1.45%, 05/15/25		100	102,776
Discover Financial Services:
3.85%, 11/21/22		60	63,551
4.10%, 02/09/27		275	300,572
Ford Motor Credit Co. LLC:
3.16%, 08/04/20		200	198,790
2.98%, 08/03/22		312	299,036
3.35%, 11/01/22		300	287,334
3.81%, 01/09/24		200	192,060
5.58%, 03/18/24		400	403,880
5.13%, 06/16/25		200	200,080
General Motors Financial Co., Inc.:
3.45%, 01/14/22		40	40,655
3.25%, 01/05/23		775	791,884
4.15%, 06/19/23		800	836,186
3.95%, 04/13/24		400	413,801
4.00%, 01/15/25		50	52,268
2.90%, 02/26/25		560	557,767
2.75%, 06/20/25		260	256,803
4.30%, 07/13/25		35	36,489
Series B, (LIBOR USD 3 Month + 3.44%), 6.50%(a)(e)		399	364,722
5.65%, 01/17/29		15	16,880
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(b)(h)		78	55,380
Harley-Davidson Financial Services, Inc., 3.35%, 06/08/25(b)		10	10,226
John Deere Capital Corp.:
1.20%, 04/06/23		580	590,665
3.45%, 06/07/23		200	217,092
2.60%, 03/07/24		110	117,237
Navient Corp.:
5.00%, 10/26/20		47	46,806
6.13%, 03/25/24		20	19,000
5.88%, 10/25/24		23	21,606
6.75%, 06/25/25		72	68,670
6.75%, 06/15/26		16	14,800
5.00%, 03/15/27		2	1,680
PACCAR Financial Corp., 1.90%, 02/07/23		370	382,931
Springleaf Finance Corp.:
6.13%, 05/15/22		14	14,257
6.88%, 03/15/25		87	89,256
8.88%, 06/01/25		19	20,312

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance (continued)
7.13%, 03/15/26	USD	35	$36,225
6.63%, 01/15/28		70	69,300
5.38%, 11/15/29		13	12,155
Synchrony Financial:
2.85%, 07/25/22		155	157,648
4.38%, 03/19/24		30	31,401
4.25%, 08/15/24		150	157,520
Toyota Motor Credit Corp.:
1.35%, 08/25/23		295	300,595
3.45%, 09/20/23		580	630,428
1.80%, 02/13/25		100	103,653
2.15%, 02/13/30		90	94,661

			14,800,092

Containers & Packaging — 0.4%
ARD Finance SA, 6.50%, (6.50% Cash or 0.00% PIK), 06/30/27(b)(h)		200	197,875
Ardagh Packaging Finance plc(b):
4.13%, 08/15/26		259	254,817
5.25%, 08/15/27		200	196,476
Ball Corp., 4.88%, 03/15/26		25	27,188
Crown Americas LLC:
4.75%, 02/01/26		84	85,599
4.25%, 09/30/26		68	69,530
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		8	9,360
Graphic Packaging International LLC(b):
4.75%, 07/15/27		15	15,825
3.50%, 03/15/28		24	23,813
International Paper Co., 4.35%, 08/15/48		140	165,187
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		52	53,440
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		130	135,240
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		133	130,631
Reynolds Group Issuer, Inc., 7.00%, 07/15/24(b)		58	58,163
Silgan Holdings, Inc., 4.13%, 02/01/28(b)		32	31,720
Trivium Packaging Finance BV(b)(c):
5.50%, 08/15/26		400	403,500
8.50%, 08/15/27		200	213,750
WRKCo, Inc., 3.75%, 03/15/25		155	171,345

			2,243,459

Distributors — 0.1%(b)
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26		112	110,880
4.00%, 01/15/28		42	40,814
Core & Main LP, 6.13%, 08/15/25		506	504,305
Wolverine Escrow LLC:
8.50%, 11/15/24		33	25,080
9.00%, 11/15/26		140	100,800

			781,879

Diversified Consumer Services — 0.0%
frontdoor, Inc., 6.75%, 08/15/26(b)		99	105,187
Graham Holdings Co., 5.75%, 06/01/26(b)		44	45,502
Laureate Education, Inc., 8.25%, 05/01/25(b)		19	19,713
Service Corp. International, 5.13%, 06/01/29		24	25,824
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		54	54,743
Trustees of Boston University, Series CC, 4.06%, 10/01/48		21	26,475

			277,444

Diversified Financial Services — 0.7%
Fairstone Financial, Inc., 7.88%, 07/15/24(b)		26	25,480
GE Capital Funding LLC, 3.45%, 05/15/25(b)		800	838,155

Security		Par (000)	Value

Diversified Financial Services (continued)
GE Capital International Funding Co. Unlimited Co.:
2.34%, 11/15/20	USD	200	$201,296
4.42%, 11/15/35		400	406,701
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		295	274,350
Refinitiv US Holdings, Inc.(b):
6.25%, 05/15/26		511	541,660
8.25%, 11/15/26		219	237,171
Shell International Finance BV:
3.50%, 11/13/23		180	195,826
3.25%, 05/11/25		315	348,959
2.38%, 11/07/29		100	105,521
2.75%, 04/06/30		75	81,314
3.63%, 08/21/42		25	27,331
Verscend Escrow Corp., 9.75%, 08/15/26(b)		537	576,926

			3,860,690

Diversified Telecommunication Services — 2.8%
Altice France Holding SA, 10.50%, 05/15/27(b)		641	706,094
Altice France SA(b):
7.38%, 05/01/26		200	208,560
8.13%, 02/01/27		200	218,750
5.50%, 01/15/28		200	202,000
AT&T, Inc.:
3.40%, 06/15/22(c)		660	694,268
2.63%, 12/01/22		170	177,159
3.60%, 02/17/23		450	483,010
3.55%, 06/01/24		710	776,846
3.95%, 01/15/25		295	330,152
3.60%, 07/15/25		1,092	1,213,078
3.88%, 01/15/26		83	93,512
3.80%, 02/15/27		270	304,093
4.35%, 03/01/29		200	233,192
4.50%, 05/15/35		355	421,278
4.85%, 03/01/39		100	120,612
5.35%, 09/01/40		123	154,637
4.65%, 06/01/44		17	19,432
4.75%, 05/15/46		25	29,971
4.50%, 03/09/48		240	283,699
CCO Holdings LLC(b):
5.13%, 05/01/27		172	177,951
5.38%, 06/01/29		81	85,455
4.75%, 03/01/30		79	80,832
4.50%, 08/15/30		189	192,780
4.50%, 05/01/32		559	565,988
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23		27	29,019
Series Y, 7.50%, 04/01/24		27	29,668
5.13%, 12/15/26(b)		421	419,948
4.00%, 02/15/27(b)		190	184,538
Series G, 6.88%, 01/15/28		51	54,249
Series P, 7.60%, 09/15/39		76	81,795
Series U, 7.65%, 03/15/42		103	110,467
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		71	72,420
Frontier Communications Corp., 8.00%, 04/01/27(b)(c)		432	438,108
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)(c)		108	109,531
Level 3 Financing, Inc.:
5.25%, 03/15/26		27	27,742
4.63%, 09/15/27(b)		23	23,173
4.25%, 07/01/28(b)		221	220,746
Qualitytech LP, 4.75%, 11/15/25(b)		110	112,256
Sprint Capital Corp.:
6.88%, 11/15/28		315	383,512

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
8.75%, 03/15/32	USD	226	$323,463
Telecom Italia Capital SA:
6.38%, 11/15/33		57	64,267
6.00%, 09/30/34		109	118,483
7.20%, 07/18/36		9	10,710
7.72%, 06/04/38		36	45,297
Telefonica Emisiones SA:
4.10%, 03/08/27		150	171,216
4.67%, 03/06/38		200	239,359
Telesat Canada, 4.88%, 06/01/27(b)		121	118,580
Verizon Communications, Inc.:
3.50%, 11/01/24		870	962,959
3.38%, 02/15/25		465	517,379
4.27%, 01/15/36		1,395	1,725,181
5.25%, 03/16/37		85	113,795
3.85%, 11/01/42		183	223,144
4.86%, 08/21/46		65	88,267
4.52%, 09/15/48		195	257,948
4.67%, 03/15/55		71	96,516
Virgin Media Secured Finance plc, 5.50%, 05/15/29(b)		200	209,000
Zayo Group Holdings, Inc.(b):
4.00%, 03/01/27		643	611,853
6.13%, 03/01/28		292	283,970

			16,251,908

Electric Utilities — 2.1%
AEP Transmission Co. LLC, 3.15%, 09/15/49		100	107,657
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		245	262,809
Baltimore Gas & Electric Co.:
3.35%, 07/01/23		470	502,129
3.20%, 09/15/49		50	53,216
Baltimore Gas and Electric Co., 2.90%, 06/15/50		45	46,014
DTE Electric Co.:
Series A, 4.05%, 05/15/48		110	135,116
3.95%, 03/01/49		50	60,836
Duke Energy Carolinas LLC:
6.10%, 06/01/37		74	105,581
6.05%, 04/15/38		100	146,562
3.70%, 12/01/47		60	70,672
3.20%, 08/15/49		150	167,218
Duke Energy Corp.:
2.40%, 08/15/22		90	93,337
3.95%, 10/15/23		335	365,421
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%(a)(e)		1,000	998,900
Duke Energy Florida LLC:
2.50%, 12/01/29		395	426,933
1.75%, 06/15/30		85	86,161
Duke Energy Progress LLC:
3.45%, 03/15/29		313	359,300
4.15%, 12/01/44		80	97,644
Entergy Corp., 2.80%, 06/15/30		145	153,228
Eversource Energy, Series K, 2.75%, 03/15/22		75	77,732
Exelon Corp.:
2.45%, 04/15/21		225	228,099
3.50%, 06/01/22(c)		150	156,984
4.05%, 04/15/30		50	57,735
4.70%, 04/15/50		20	25,447
FirstEnergy Corp.:
Series A, 2.85%, 07/15/22		17	17,630
Series B, 3.90%, 07/15/27		185	209,285
2.65%, 03/01/30		210	219,193
Series C, 3.40%, 03/01/50		70	73,914

Security		Par (000)	Value

Electric Utilities (continued)
Florida Power & Light Co.:
2.85%, 04/01/25	USD	125	$136,971
4.13%, 02/01/42		200	248,848
3.15%, 10/01/49		100	113,690
MidAmerican Energy Co.:
3.65%, 04/15/29		100	119,348
4.25%, 07/15/49		185	238,643
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28(b)		140	159,596
NextEra Energy Capital Holdings, Inc.:
3.15%, 04/01/24		465	504,972
2.75%, 05/01/25		660	714,320
3.55%, 05/01/27		140	158,698
2.75%, 11/01/29		70	75,316
2.25%, 06/01/30		325	334,717
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24		14	14,158
4.25%, 09/15/24		68	68,405
4.50%, 09/15/27		35	36,586
Northern States Power Co.:
2.90%, 03/01/50		62	67,263
2.60%, 06/01/51		60	61,049
NRG Energy, Inc.(b):
4.45%, 06/15/29		100	104,956
5.25%, 06/15/29		67	70,350
Ohio Power Co.:
Series M, 5.38%, 10/01/21		200	211,848
Series P, 2.60%, 04/01/30		200	214,723
4.00%, 06/01/49		120	145,479
Oncor Electric Delivery Co. LLC:
2.75%, 06/01/24		240	259,637
2.75%, 05/15/30(b)		250	272,847
4.10%, 11/15/48		110	138,999
3.70%, 05/15/50(b)		160	192,710
PG&E Corp., 5.25%, 07/01/30		99	99,564
PPL Electric Utilities Corp., 3.95%, 06/01/47		75	90,879
Progress Energy, Inc., 6.00%, 12/01/39		175	237,043
Public Service Co. of Colorado:
3.80%, 06/15/47		60	72,435
Series 34, 3.20%, 03/01/50		75	83,843
Southern California Edison Co.:
4.00%, 04/01/47		46	52,419
Series C, 4.13%, 03/01/48		9	10,467
Series B, 4.88%, 03/01/49		105	137,328
3.65%, 02/01/50		20	21,949
Tampa Electric Co., 4.45%, 06/15/49		50	63,854
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		510	536,375
4.45%, 02/15/44		150	187,366
4.60%, 12/01/48		260	342,425
3.30%, 12/01/49		214	237,159
Vistra Operations Co. LLC(b):
5.00%, 07/31/27		13	13,146
4.30%, 07/15/29		144	151,395
Wisconsin Electric Power Co., 2.05%, 12/15/24		50	52,641

			12,359,170

Electrical Equipment — 0.0%
Sensata Technologies BV(b):
5.63%, 11/01/24		9	9,540
5.00%, 10/01/25		50	53,235

			62,775

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.05%, 03/01/25	USD	70	$72,845
CDW LLC:
5.50%, 12/01/24		15	16,309
4.13%, 05/01/25		60	60,075
5.00%, 09/01/25		61	62,754
Corning, Inc., 2.90%, 05/15/22		30	31,060
Itron, Inc., 5.00%, 01/15/26(b)		6	5,978
Jabil, Inc., 3.60%, 01/15/30		70	73,304
MTS Systems Corp., 5.75%, 08/15/27(b)		42	38,535
Sensata Technologies, Inc., 4.38%, 02/15/30(b)		48	47,520

			408,380

Energy Equipment & Services — 0.1%
Archrock Partners LP(b):
6.88%, 04/01/27		61	57,462
6.25%, 04/01/28		139	126,490
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		75	78,162
ChampionX Corp., 6.38%, 05/01/26		48	44,605
Halliburton Co.:
3.50%, 08/01/23		21	21,994
3.80%, 11/15/25		4	4,321
2.92%, 03/01/30		40	37,940
5.00%, 11/15/45		85	87,254
Nabors Industries Ltd., 7.25%, 01/15/26(b)		91	55,965
Tervita Corp., 7.63%, 12/01/21(b)		73	57,305
Transocean, Inc., 8.00%, 02/01/27(b)		49	27,042
USA Compression Partners LP:
6.88%, 04/01/26		93	89,861
6.88%, 09/01/27		121	116,160

			804,561

Entertainment — 0.2%
Live Nation Entertainment, Inc.:
2.50%, 03/15/23(f)		44	44,632
6.50%, 05/15/27(b)		280	288,400
Netflix, Inc.:
5.88%, 11/15/28		202	230,027
5.38%, 11/15/29(b)		154	168,661
4.88%, 06/15/30(b)		171	183,398
Walt Disney Co. (The), 4.63%, 03/23/40		100	124,991
WMG Acquisition Corp.(b):
5.50%, 04/15/26		22	22,763
3.88%, 07/15/30		54	54,543

			1,117,415

Equity Real Estate Investment Trusts (REITs) — 1.8%
Alexandria Real Estate Equities, Inc.:
3.80%, 04/15/26		100	112,177
2.75%, 12/15/29		275	293,357
4.90%, 12/15/30		25	31,138
American Tower Corp.:
2.25%, 01/15/22		275	281,854
3.50%, 01/31/23		160	170,954
3.00%, 06/15/23		35	37,319
5.00%, 02/15/24		380	433,369
2.40%, 03/15/25		325	343,108
4.00%, 06/01/25		255	286,269
1.30%, 09/15/25		100	100,318
2.75%, 01/15/27		115	123,507
3.95%, 03/15/29		255	290,241
2.10%, 06/15/30		100	100,246
AvalonBay Communities, Inc.:
2.95%, 09/15/22		30	31,237
3.45%, 06/01/25		25	27,884
2.30%, 03/01/30		40	42,025
Boston Properties LP:
4.13%, 05/15/21		20	20,405

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
3.40%, 06/21/29	USD	30	$33,087
3.25%, 01/30/31		60	64,633
Brookfield Property REIT, Inc., 5.75%, 05/15/26(b)		102	86,190
Camden Property Trust, 2.80%, 05/15/30		70	75,727
Crown Castle International Corp.:
2.25%, 09/01/21		175	176,462
5.25%, 01/15/23		200	222,552
3.15%, 07/15/23		770	821,710
3.20%, 09/01/24		200	217,026
3.65%, 09/01/27		220	245,856
4.30%, 02/15/29		45	52,182
3.10%, 11/15/29		60	64,319
3.30%, 07/01/30		20	21,997
4.15%, 07/01/50		110	128,910
Diversified Healthcare Trust, 9.75%, 06/15/25		55	59,056
Duke Realty LP:
4.00%, 09/15/28		200	234,734
2.88%, 11/15/29		150	163,427
3.05%, 03/01/50		70	73,054
Equinix, Inc.:
2.63%, 11/18/24		205	218,247
1.25%, 07/15/25		145	144,964
2.90%, 11/18/26		75	80,844
3.20%, 11/18/29		225	244,701
3.00%, 07/15/50		25	24,210
ERP Operating LP, 4.15%, 12/01/28		310	367,205
GLP Capital LP:
5.25%, 06/01/25		51	55,457
5.38%, 04/15/26		20	21,852
5.30%, 01/15/29		20	21,642
4.00%, 01/15/31		90	89,347
Healthpeak Properties, Inc., 3.00%, 01/15/30		55	57,490
Iron Mountain, Inc.(b):
4.88%, 09/15/27		92	89,626
5.25%, 03/15/28		17	16,915
4.88%, 09/15/29		2	1,945
5.25%, 07/15/30		113	111,305
5.63%, 07/15/32		137	136,712
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		178	184,233
4.63%, 06/15/25(b)		110	107,567
4.50%, 09/01/26		272	269,362
4.50%, 01/15/28		135	128,250
MPT Operating Partnership LP:
5.00%, 10/15/27		338	347,295
4.63%, 08/01/29		127	127,635
Prologis LP:
3.88%, 09/15/28		50	59,240
2.25%, 04/15/30		50	52,650
Realty Income Corp.:
3.25%, 10/15/22		95	99,504
3.00%, 01/15/27		125	132,320
3.25%, 01/15/31		100	108,191
Regency Centers LP, 4.65%, 03/15/49		15	17,066
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)		141	125,490
SBA Communications Corp., 3.88%, 02/15/27(b)		412	410,455
Service Properties Trust:
4.50%, 06/15/23		10	9,574
4.35%, 10/01/24		10	9,013
7.50%, 09/15/25		85	89,551
Simon Property Group LP, 3.25%, 09/13/49 .		95	88,573

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Uniti Group LP:
6.00%, 04/15/23(b)	USD	57	$55,575
8.25%, 10/15/23		31	29,295
7.88%, 02/15/25(b)		28	28,372
VICI Properties LP(b):
3.50%, 02/15/25		62	58,280
4.25%, 12/01/26		194	185,755
3.75%, 02/15/27		66	62,040
4.63%, 12/01/29		230	224,250
4.13%, 08/15/30		456	434,910

			10,593,238

Food & Staples Retailing — 0.4%
Albertsons Cos., Inc.:
5.75%, 03/15/25		17	17,372
4.63%, 01/15/27(b)		270	270,000
5.88%, 02/15/28(b)		80	82,541
4.88%, 02/15/30(b)		36	36,833
Alimentation Couche-Tard, Inc., 2.70%, 07/26/22(b)		175	179,141
Kroger Co. (The), 4.45%, 02/01/47		65	79,680
US Foods, Inc., 6.25%, 04/15/25(b)		29	29,508
Walmart, Inc.:
2.65%, 12/15/24		617	669,573
3.55%, 06/26/25		46	52,162
3.05%, 07/08/26		100	112,934
3.70%, 06/26/28		292	345,774
4.05%, 06/29/48		150	197,377

			2,072,895

Food Products — 0.7%
Cargill, Inc., 1.38%, 07/23/23(b)		90	91,553
Chobani LLC, 7.50%, 04/15/25(b)		147	141,855
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		76	78,111
General Mills, Inc.:
3.70%, 10/17/23		350	380,814
4.00%, 04/17/25		95	107,301
2.88%, 04/15/30		10	10,888
Hershey Co. (The), 0.90%, 06/01/25		235	236,349
JBS USA LUX SA(b):
5.75%, 06/15/25		116	117,015
6.75%, 02/15/28		53	55,882
6.50%, 04/15/29		181	192,086
5.50%, 01/15/30		176	180,400
Kraft Heinz Foods Co.:
3.00%, 06/01/26		70	70,551
3.88%, 05/15/27(b)		11	11,495
4.25%, 03/01/31(b)		393	416,695
5.00%, 07/15/35		23	25,306
6.88%, 01/26/39		47	58,103
4.63%, 10/01/39(b)		16	16,067
6.50%, 02/09/40		35	42,128
5.00%, 06/04/42		24	25,287
5.20%, 07/15/45		79	85,673
4.38%, 06/01/46		148	145,498
4.88%, 10/01/49(b)		241	245,414
5.50%, 06/01/50(b)		404	430,648
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)		70	74,166
Mondelez International, Inc.:
3.63%, 05/07/23		270	290,777
1.50%, 05/04/25		160	163,207
Post Holdings, Inc.(b):
5.00%, 08/15/26		41	41,154
5.75%, 03/01/27		2	2,065
5.63%, 01/15/28		61	63,135
4.63%, 04/15/30		47	46,004

Security		Par (000)	Value

Food Products (continued)
Simmons Foods, Inc., 7.75%, 01/15/24(b)	USD	56	$58,419
Tyson Foods, Inc.:
3.90%, 09/28/23		40	43,720
3.95%, 08/15/24		100	110,727

			4,058,493

Gas Utilities — 0.0%
Atmos Energy Corp., 2.63%, 09/15/29		40	43,676
Ferrellgas LP, 10.00%, 04/15/25(b)		173	186,407

			230,083

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories:
3.40%, 11/30/23		260	283,168
3.88%, 09/15/25		140	161,082
3.75%, 11/30/26		68	79,116
4.75%, 11/30/36		105	142,239
4.90%, 11/30/46		20	28,713
Becton Dickinson and Co.:
3.13%, 11/08/21		250	256,867
2.89%, 06/06/22		1,045	1,082,178
3.73%, 12/15/24		275	303,365
3.70%, 06/06/27		434	485,086
3.79%, 05/20/50		155	172,155
DENTSPLY SIRONA, Inc., 3.25%, 06/01/30		35	36,796
Hologic, Inc., 4.63%, 02/01/28(b)		144	149,400
Medtronic, Inc.:
3.50%, 03/15/25		355	400,600
4.38%, 03/15/35		108	141,109
Ortho-Clinical Diagnostics, Inc.(b):
7.38%, 06/01/25		137	139,397
7.25%, 02/01/28		424	430,988
Teleflex, Inc.:
4.88%, 06/01/26		36	37,080
4.63%, 11/15/27		39	41,231
4.25%, 06/01/28(b)		96	98,400

			4,468,970

Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22		14	14,004
5.63%, 02/15/23		16	16,006
5.50%, 07/01/28(b)		56	56,140
Aetna, Inc.:
2.75%, 11/15/22		25	26,040
2.80%, 06/15/23		250	263,558
4.13%, 11/15/42		50	56,226
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		42	43,155
Anthem, Inc.:
3.13%, 05/15/22		500	523,717
2.95%, 12/01/22		240	252,926
2.38%, 01/15/25		540	573,127
3.65%, 12/01/27		20	22,787
4.10%, 03/01/28		120	140,629
4.65%, 01/15/43		55	69,021
4.38%, 12/01/47		25	31,107
3.70%, 09/15/49		101	114,902
3.13%, 05/15/50		131	135,517
Centene Corp.:
5.25%, 04/01/25(b)		128	131,798
5.38%, 08/15/26(b)		280	291,259
4.25%, 12/15/27		325	335,370
4.63%, 12/15/29		430	453,650
3.38%, 02/15/30		125	126,214
Cigna Corp.:
3.05%, 11/30/22(b)		800	841,874
3.00%, 07/15/23(b)		200	212,605

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
4.13%, 11/15/25	USD	145	$166,682
4.90%, 12/15/48		170	224,079
Community Health Systems, Inc.(b):
8.63%, 01/15/24		217	212,200
6.63%, 02/15/25		335	314,900
8.00%, 03/15/26		254	240,081
CVS Health Corp.:
2.80%, 07/20/20		125	125,112
4.00%, 12/05/23		200	219,385
3.38%, 08/12/24		100	108,926
4.10%, 03/25/25		1,265	1,430,642
4.30%, 03/25/28		695	812,850
4.78%, 03/25/38		140	173,964
5.13%, 07/20/45		125	161,063
5.05%, 03/25/48		195	255,429
Encompass Health Corp.:
4.50%, 02/01/28		10	9,591
4.75%, 02/01/30		14	13,370
HCA, Inc.:
5.38%, 02/01/25		101	108,196
5.25%, 06/15/26		154	177,920
4.50%, 02/15/27		65	72,473
5.63%, 09/01/28		194	216,552
5.88%, 02/01/29		78	88,264
4.13%, 06/15/29		25	27,577
3.50%, 09/01/30		540	520,113
5.50%, 06/15/47		194	236,252
5.25%, 06/15/49		14	16,773
Kaiser Foundation Hospitals, 4.15%, 05/01/47		40	51,899
LifePoint Health, Inc.(b):
6.75%, 04/15/25		40	41,300
4.38%, 02/15/27		36	34,020
MEDNAX, Inc.(b):
5.25%, 12/01/23		40	39,800
6.25%, 01/15/27		58	58,000
Molina Healthcare, Inc.(b):
4.88%, 06/15/25		58	58,290
4.38%, 06/15/28		60	59,925
Northwell Healthcare, Inc., 4.26%, 11/01/47		19	20,783
Polaris Intermediate Corp., 8.50%, (8.50%
Cash or 9.25% PIK), 12/01/22(b)(h)		114	100,320
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		238	214,795
10.00%, 04/15/27		75	75,000
Tenet Healthcare Corp.:
8.13%, 04/01/22		254	266,700
4.63%, 07/15/24		30	29,394
4.63%, 09/01/24(b)		19	18,573
7.50%, 04/01/25(b)		38	40,422
4.88%, 01/01/26(b)		478	465,452
6.25%, 02/01/27(b)		22	21,835
5.13%, 11/01/27(b)		154	151,952
4.63%, 06/15/28(b)		32	31,174
UnitedHealth Group, Inc.:
2.38%, 10/15/22		150	156,945
2.88%, 03/15/23		445	474,344
3.50%, 06/15/23		260	283,157
2.38%, 08/15/24		200	213,592
3.10%, 03/15/26		260	290,156
3.50%, 08/15/39		220	255,823
2.75%, 05/15/40		55	58,879
4.38%, 03/15/42		200	255,650
4.75%, 07/15/45		105	141,425
4.25%, 06/15/48		150	191,738
2.90%, 05/15/50		20	21,121

Security		Par (000)	Value

Health Care Providers & Services (continued)
3.88%, 08/15/59	USD	26	$31,853
Vizient, Inc., 6.25%, 05/15/27(b)		99	103,702
West Street Merger Sub, Inc., 6.38%, 09/01/25(b)		82	79,335

			15,001,380

Health Care Technology — 0.0%
IQVIA, Inc., 5.00%, 05/15/27(b)		200	204,937

Hotels, Restaurants & Leisure — 1.0%
1011778 BC ULC(b):
4.25%, 05/15/24		59	59,105
5.75%, 04/15/25		163	171,150
5.00%, 10/15/25		217	215,722
3.88%, 01/15/28		126	122,241
4.38%, 01/15/28		159	155,850
Boyd Gaming Corp.:
8.63%, 06/01/25(b)		34	35,530
6.38%, 04/01/26		20	19,000
Boyne USA, Inc., 7.25%, 05/01/25(b)		44	46,090
Carnival Corp., 11.50%, 04/01/23(b)		112	121,520
Cedar Fair LP, 5.50%, 05/01/25(b)		108	108,540
Churchill Downs, Inc.(b):
5.50%, 04/01/27		287	280,916
4.75%, 01/15/28		65	62,725
Colt Merger Sub, Inc.(b):
5.75%, 07/01/25		169	169,964
6.25%, 07/01/25		444	441,225
8.13%, 07/01/27		237	229,001
Eldorado Resorts, Inc., 6.00%, 09/15/26		19	20,526
Golden Nugget, Inc., 6.75%, 10/15/24(b)		319	229,281
Hilton Domestic Operating Co., Inc.:
5.38%, 05/01/25(b)		85	85,000
5.13%, 05/01/26		84	83,633
5.75%, 05/01/28(b)		51	51,510
4.88%, 01/15/30		330	325,050
Hilton Worldwide Finance LLC, 4.88%, 04/01/27		41	40,026
IRB Holding Corp., 7.00%, 06/15/25(b)		63	64,934
KFC Holding Co., 5.25%, 06/01/26(b)		117	119,925
Las Vegas Sands Corp.:
2.90%, 06/25/25		11	10,684
3.50%, 08/18/26		9	8,975
3.90%, 08/08/29		9	8,878
Marriott International, Inc.:
2.88%, 03/01/21		60	60,300
Series N, 3.13%, 10/15/21		70	70,143
Series EE, 5.75%, 05/01/25		65	70,613
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26		8	8,060
McDonald’s Corp.:
1.45%, 09/01/25		520	533,105
3.60%, 07/01/30		100	115,044
4.70%, 12/09/35		125	156,895
4.88%, 12/09/45		100	127,968
4.45%, 03/01/47		5	6,084
3.63%, 09/01/49		25	27,431
MGM Resorts International:
7.75%, 03/15/22		132	134,640
6.00%, 03/15/23		61	61,610
5.75%, 06/15/25		29	28,674
Royal Caribbean Cruises Ltd.(b):
10.88%, 06/01/23		35	35,965
9.13%, 06/15/23		43	42,623
11.50%, 06/01/25		70	73,042

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Sabre GLBL, Inc.(b):
5.25%, 11/15/23	USD	10	$9,200
9.25%, 04/15/25		92	96,945
Scientific Games International, Inc.(b):
8.63%, 07/01/25		55	51,409
5.00%, 10/15/25		136	125,563
8.25%, 03/15/26		94	84,306
7.00%, 05/15/28		38	30,400
7.25%, 11/15/29		27	21,600
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		258	266,707
Station Casinos LLC, 4.50%, 02/15/28(b)		33	27,926
Vail Resorts, Inc., 6.25%, 05/15/25(b)		33	34,526
Wynn Las Vegas LLC, 5.25%, 05/15/27(b)		89	76,941
Wynn Resorts Finance LLC(b):
7.75%, 04/15/25		44	44,317
5.13%, 10/01/29		136	121,550
Yum! Brands, Inc.:
7.75%, 04/01/25(b)		101	108,954
4.75%, 01/15/30(b)		16	16,240
5.35%, 11/01/43		14	13,440

			5,969,222

Household Durables — 0.2%
Ashton Woods USA LLC, 6.63%, 01/15/28(b)		11	10,807
Brookfield Residential Properties, Inc.(b):
6.25%, 09/15/27		36	34,427
4.88%, 02/15/30		46	38,438
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		64	66,541
Installed Building Products, Inc., 5.75%, 02/01/28(b)		21	21,000
K. Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		64	63,040
Lennar Corp.:
4.75%, 05/30/25		14	14,945
4.75%, 11/29/27		161	174,685
Mattamy Group Corp.(b):
5.25%, 12/15/27		48	47,760
4.63%, 03/01/30		29	27,840
MDC Holdings, Inc., 6.00%, 01/15/43		20	21,050
Meritage Homes Corp., 5.13%, 06/06/27		17	17,510
Newell Brands, Inc., 4.88%, 06/01/25		33	34,561
Panasonic Corp., 2.54%, 07/19/22(b)		200	205,769
Picasso Finance Sub, Inc., 6.13%, 06/15/25(b)		182	186,095
PulteGroup, Inc.:
7.88%, 06/15/32		4	5,111
6.38%, 05/15/33		59	69,030
6.00%, 02/15/35		24	27,624
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		28	29,001
TRI Pointe Group, Inc.:
5.88%, 06/15/24		20	20,540
5.25%, 06/01/27		19	18,905
5.70%, 06/15/28		14	14,210

			1,148,889

Household Products — 0.1%
Energizer Holdings, Inc.(b):
6.38%, 07/15/26		19	19,645
7.75%, 01/15/27		22	23,458
4.75%, 06/15/28		54	52,973
Spectrum Brands, Inc.:
5.75%, 07/15/25		114	116,995
5.00%, 10/01/29(b)		52	51,350
5.50%, 07/15/30(b)		42	42,052

			306,473

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.:
5.75%, 01/15/25	USD	33	$33,323
5.25%, 06/01/26(b)		42	42,408
4.50%, 02/15/28(b)		233	227,175
5.13%, 03/15/28(b)		471	461,580
Clearway Energy Operating LLC:
5.75%, 10/15/25		12	12,390
4.75%, 03/15/28(b)		100	101,994
Exelon Generation Co. LLC, 4.25%, 06/15/22		335	354,897
Pattern Energy Group, Inc., 5.88%, 02/01/24(b)		66	66,330

			1,300,097

Industrial Conglomerates — 0.3%
General Electric Co.:
4.38%, 09/16/20		125	126,001
2.70%, 10/09/22		65	67,538
3.10%, 01/09/23		265	277,533
3.45%, 05/01/27		55	56,293
5.88%, 01/14/38		135	152,373
4.35%, 05/01/50		175	173,076
Honeywell International, Inc.:
1.35%, 06/01/25		635	650,333
2.70%, 08/15/29		70	77,187
Roper Technologies, Inc.:
2.80%, 12/15/21		50	51,424
3.65%, 09/15/23		165	179,412

			1,811,170

Insurance — 0.7%
Acrisure LLC, 8.13%, 02/15/24(b)		27	28,072
Alliant Holdings Intermediate LLC, 6.75%, 10/15/27(b)		323	321,908
Allstate Corp. (The), 3.85%, 08/10/49		70	83,888
AmWINS Group, Inc., 7.75%, 07/01/26(b)		21	22,050
Aon Corp.:
2.20%, 11/15/22		155	160,713
3.75%, 05/02/29		100	114,497
Aon plc, 4.45%, 05/24/43		140	163,356
GTCR AP Finance, Inc., 8.00%, 05/15/27(b) .		127	130,730
Hartford Financial Services Group, Inc. (The):
(LIBOR USD 3 Month + 2.13%), 2.52%, 02/12/47(a)(b)		275	211,750
4.40%, 03/15/48		20	24,107
HUB International Ltd., 7.00%, 05/01/26(b)		377	376,208
Jackson National Life Global Funding, 2.50%, 06/27/22(b)		80	82,530
Marsh & McLennan Cos., Inc.:
3.88%, 03/15/24		480	530,981
3.50%, 06/03/24		295	323,285
3.50%, 03/10/25		210	232,381
2.25%, 11/15/30		290	300,948
MetLife, Inc., 4.72%, 12/15/44(c)		35	44,076
New York Life Global Funding(b):
1.10%, 05/05/23		25	25,524
2.90%, 01/17/24		150	160,882
NFP Corp.(b):
7.00%, 05/15/25		20	21,000
8.00%, 07/15/25		18	17,595
Pricoa Global Funding I, 2.45%, 09/21/22(b) .		250	260,102
Principal Life Global Funding II, 2.25%, 11/21/24(b)		235	248,156
Prudential Financial, Inc., 4.35%, 02/25/50 .		95	114,067
Teachers Insurance & Annuity Association of America(b):
6.85%, 12/16/39		7	10,524
4.27%, 05/15/47		125	148,363

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
Travelers Cos., Inc. (The):
4.30%, 08/25/45	USD	35	$44,459
2.55%, 04/27/50		15	14,921
Willis North America, Inc., 2.95%, 09/15/29		10	10,586
Willis Towers Watson plc, 5.75%, 03/15/21		94	97,003

			4,324,662

Interactive Media & Services — 0.0%(b)
Match Group, Inc.:
4.63%, 06/01/28		106	106,928
4.13%, 08/01/30		84	82,241
Rackspace Hosting, Inc., 8.63%, 11/15/24		62	62,310

			251,479

Internet & Direct Marketing Retail — 0.3%
Amazon.com, Inc.:
3.15%, 08/22/27		405	463,515
3.88%, 08/22/37		159	196,875
2.50%, 06/03/50		90	92,396
2.70%, 06/03/60		80	81,375
Booking Holdings, Inc.:
2.75%, 03/15/23		40	41,936
4.10%, 04/13/25		115	129,074
eBay, Inc., 2.75%, 01/30/23		50	52,229
Expedia Group, Inc.:
5.95%, 08/15/20		100	100,294
6.25%, 05/01/25(b)		479	510,266
3.25%, 02/15/30		75	69,926
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(b)		50	50,875

			1,788,761

IT Services — 1.3%
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		416	418,600
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		128	129,920
Fidelity National Information Services, Inc., 3.00%, 08/15/26		150	166,201
Fiserv, Inc.:
2.75%, 07/01/24		1,025	1,092,973
2.25%, 06/01/27		101	105,615
3.50%, 07/01/29		100	112,412
2.65%, 06/01/30		100	105,957
4.40%, 07/01/49		65	79,110
Gartner, Inc.(b):
5.13%, 04/01/25		49	50,179
4.50%, 07/01/28		93	94,088
Global Payments, Inc.:
3.75%, 06/01/23		255	274,678
4.00%, 06/01/23		230	249,335
2.65%, 02/15/25		45	47,669
4.80%, 04/01/26		50	58,520
3.20%, 08/15/29		290	310,659
4.15%, 08/15/49		30	34,497
International Business Machines Corp.:
2.88%, 11/09/22		100	105,650
3.00%, 05/15/24		1,090	1,180,363
3.30%, 05/15/26		100	112,367
3.50%, 05/15/29		300	346,031
4.00%, 06/20/42		80	96,215
4.25%, 05/15/49		370	471,088
Mastercard, Inc.:
3.65%, 06/01/49		5	6,012
3.85%, 03/26/50		80	99,519
Northwest Fiber LLC, 10.75%, 06/01/28(b)		22	22,880
PayPal Holdings, Inc.:
2.40%, 10/01/24		415	440,465
1.65%, 06/01/25		191	197,446

Security		Par (000)	Value

IT Services (continued)
2.30%, 06/01/30	USD	200	$208,887
3.25%, 06/01/50		45	48,730
Presidio Holdings, Inc., 4.88%, 02/01/27(b)		125	122,187
Science Applications International Corp., 4.88%, 04/01/28(b)		54	53,679
Tempo Acquisition LLC(b):
5.75%, 06/01/25		101	103,525
6.75%, 06/01/25		230	232,875
Visa, Inc.:
1.90%, 04/15/27		200	209,044
2.05%, 04/15/30		50	52,393
3.65%, 09/15/47		5	6,075
WEX, Inc., 4.75%, 02/01/23(b)		6	5,957

			7,451,801

Leisure Products — 0.0%
Mattel, Inc.:
6.75%, 12/31/25(b)		161	167,037
5.88%, 12/15/27(b)		68	70,040
6.20%, 10/01/40		5	4,325
5.45%, 11/01/41		23	19,083

			260,485

Life Sciences Tools & Services — 0.2%
Avantor, Inc.(b):
6.00%, 10/01/24		441	460,845
9.00%, 10/01/25		142	152,650
Charles River Laboratories International, Inc.(b):
5.50%, 04/01/26		47	48,880
4.25%, 05/01/28		109	108,945
Thermo Fisher Scientific, Inc.:
3.00%, 04/15/23		60	63,579
4.13%, 03/25/25		200	228,034
2.95%, 09/19/26		50	55,305
2.60%, 10/01/29		190	205,169

			1,323,407

Machinery — 0.3%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		32	33,000
Clark Equipment Co., 5.88%, 06/01/25(b)		60	61,350
Colfax Corp.(b):
6.00%, 02/15/24		61	62,906
6.38%, 02/15/26		62	64,790
Deere & Co.:
2.75%, 04/15/25		100	109,201
3.75%, 04/15/50		20	24,604
EnPro Industries, Inc., 5.75%, 10/15/26		108	108,000
Grinding Media, Inc., 7.38%, 12/15/23(b)		133	132,335
Husky III Holding Ltd., 13.00%, (13.00% Cash or 13.75% PIK), 02/15/25(b)(h)		57	54,862
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		59	61,065
Navistar International Corp.(b):
9.50%, 05/01/25		35	37,504
6.63%, 11/01/25		108	102,330
Otis Worldwide Corp., 2.57%, 02/15/30(b)		149	156,549
RBS Global, Inc., 4.88%, 12/15/25(b)		56	56,280
SPX FLOW, Inc., 5.63%, 08/15/24(b)		114	116,565
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		21	21,945
Terex Corp., 5.63%, 02/01/25(b)		39	35,490
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		222	210,068
Wabash National Corp., 5.50%, 10/01/25(b)		101	92,668

			1,541,512

Media — 2.5%
Altice Financing SA, 7.50%, 05/15/26(b)		400	419,000
AMC Networks, Inc., 4.75%, 08/01/25		83	81,772
Block Communications, Inc., 4.88%, 03/01/28(b)		39	38,524

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Charter Communications Operating LLC:
4.46%, 07/23/22	USD	450	$479,967
4.50%, 02/01/24		820	907,258
6.38%, 10/23/35		99	130,826
6.48%, 10/23/45		576	761,614
5.13%, 07/01/49		95	109,716
4.80%, 03/01/50		135	149,421
6.83%, 10/23/55		12	16,169
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24		106	98,326
5.13%, 08/15/27(b)		543	521,280
Comcast Corp.:
2.85%, 01/15/23		100	106,889
2.75%, 03/01/23		160	169,934
3.00%, 02/01/24		270	290,377
3.70%, 04/15/24		1,470	1,626,966
3.15%, 03/01/26		85	94,965
3.15%, 02/15/28		205	228,925
4.15%, 10/15/28		75	89,908
2.65%, 02/01/30		100	108,756
3.20%, 07/15/36		200	221,177
4.60%, 10/15/38		450	572,240
4.65%, 07/15/42		15	19,321
4.00%, 03/01/48		92	111,869
4.70%, 10/15/48		155	208,463
2.80%, 01/15/51		90	92,294
4.05%, 11/01/52		150	184,045
4.95%, 10/15/58		70	99,559
CSC Holdings LLC:
5.25%, 06/01/24		27	28,417
10.88%, 10/15/25(b)		296	318,200
5.50%, 05/15/26(b)		200	205,274
5.38%, 02/01/28(b)		200	209,000
5.75%, 01/15/30(b)		200	208,300
4.13%, 12/01/30(b)		200	198,250
4.63%, 12/01/30(b)		200	194,272
Diamond Sports Group LLC, 5.38%, 08/15/26(b)		110	79,612
Discovery Communications LLC:
2.95%, 03/20/23		237	248,989
5.00%, 09/20/37		125	147,947
4.65%, 05/15/50		100	114,096
DISH DBS Corp.:
6.75%, 06/01/21		68	69,275
5.88%, 07/15/22		302	307,074
5.00%, 03/15/23		167	166,599
7.75%, 07/01/26		199	210,940
DISH Network Corp.(f):
2.38%, 03/15/24		65	58,165
3.38%, 08/15/26		92	84,513
Dolya Holdco 18 DAC, 5.00%, 07/15/28(b)		203	200,402
Entercom Media Corp., 6.50%, 05/01/27(b)		71	63,723
Fox Corp.:
3.05%, 04/07/25		125	135,278
5.58%, 01/25/49		50	69,573
GCI LLC, 6.63%, 06/15/24(b)		57	59,648
Gray Television, Inc., 7.00%, 05/15/27(b)		27	27,675
Grupo Televisa SAB, 5.25%, 05/24/49		200	230,219
Interpublic Group of Cos., Inc. (The):
3.50%, 10/01/20		55	55,365
3.75%, 10/01/21		20	20,735
5.40%, 10/01/48		15	16,536
Lamar Media Corp.(b):
4.88%, 01/15/29		17	17,085
4.00%, 02/15/30		6	5,743

Security		Par (000)	Value

Media (continued)
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)	USD	200	$204,000
Meredith Corp., 6.88%, 02/01/26		11	9,147
Midcontinent Communications, 5.38%, 08/15/27(b)		39	39,600
Omnicom Group, Inc., 3.65%, 11/01/24		125	137,562
Outfront Media Capital LLC, 5.00%, 08/15/27(b)		79	71,100
Radiate Holdco LLC(b):
6.88%, 02/15/23		8	8,100
6.63%, 02/15/25		25	24,880
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24		84	86,100
5.00%, 08/01/27		114	116,516
5.50%, 07/01/29		121	127,367
4.13%, 07/01/30		113	111,752
Sky Ltd., 3.75%, 09/16/24(b)		200	222,704
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		212	203,255
Time Warner Cable LLC:
4.00%, 09/01/21		100	102,661
4.50%, 09/15/42		37	39,394
Univision Communications, Inc.(b):
5.13%, 05/15/23		50	50,460
5.13%, 02/15/25		58	54,629
6.63%, 06/01/27		161	153,755
ViacomCBS, Inc.:
3.88%, 04/01/24		90	96,842
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57(a)		260	256,230
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57(a)		245	250,611
Videotron Ltd., 5.13%, 04/15/27(b)		48	49,806
Ziggo Bond Co. BV, 5.13%, 02/28/30(b)		200	198,440
Ziggo BV, 5.50%, 01/15/27(b)		150	151,884

			14,457,261
Metals & Mining — 0.6%
Anglo American Capital plc, 5.63%, 04/01/30(b)		200	241,585
Arconic Corp.(b):
6.00%, 05/15/25		85	87,869
6.13%, 02/15/28		134	133,966
BHP Billiton Finance USA Ltd.:
2.88%, 02/24/22		25	25,885
5.00%, 09/30/43		25	34,573
Big River Steel LLC, 7.25%, 09/01/25(b)		82	78,310
Constellium SE(b):
6.63%, 03/01/25		250	252,817
5.88%, 02/15/26		250	250,668
Freeport-McMoRan, Inc.:
3.88%, 03/15/23		180	180,000
4.25%, 03/01/30		113	109,610
5.45%, 03/15/43		673	659,540
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(b)		21	21,447
Kaiser Aluminum Corp.(b):
6.50%, 05/01/25		27	27,911
4.63%, 03/01/28		115	109,977
New Gold, Inc.(b):
6.25%, 11/15/22		105	106,116
6.38%, 05/15/25		24	24,240
7.50%, 07/15/27		83	85,630
Newmont Corp.:
2.80%, 10/01/29		285	300,567
4.88%, 03/15/42		25	32,219
Novelis Corp.(b):
5.88%, 09/30/26		170	169,788
4.75%, 01/30/30		290	276,950

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Metals & Mining (continued)
Nucor Corp., 2.00%, 06/01/25	USD	255	$264,068
Southern Copper Corp., 5.88%, 04/23/45		75	95,695
Steel Dynamics, Inc., 2.40%, 06/15/25		20	20,598
United States Steel Corp., 12.00%, 06/01/25(b)		131	134,275

			3,724,304

Multiline Retail — 0.1%
Macy’s, Inc., 8.38%, 06/15/25(b)		181	180,184
Nordstrom, Inc., 8.75%, 05/15/25(b)		156	167,878
Target Corp., 3.90%, 11/15/47		5	6,360

			354,422

Multi-Utilities — 0.3%
CenterPoint Energy, Inc., 2.50%, 09/01/22		25	25,873
CMS Energy Corp.:
3.00%, 05/15/26		125	135,577
3.45%, 08/15/27		100	109,855
Consumers Energy Co.:
3.25%, 08/15/46		100	111,600
3.10%, 08/15/50		100	111,264
2.50%, 05/01/60		5	4,810
Dominion Energy, Inc.(c):
4.10%, 04/01/21		35	35,789
2.72%, 08/15/21		200	204,395
3.07%, 08/15/24		35	37,649
NiSource, Inc.:
3.60%, 05/01/30		30	34,363
4.80%, 02/15/44		107	130,830
Sempra Energy:
(LIBOR USD 3 Month + 0.50%), 1.72%, 01/15/21(a)		40	40,007
(LIBOR USD 3 Month + 0.45%), 0.76%, 03/15/21(a)		200	200,334
3.40%, 02/01/28		240	262,565
3.80%, 02/01/38		150	161,170
WEC Energy Group, Inc., 3.10%, 03/08/22		300	312,346

			1,918,427

Oil, Gas & Consumable Fuels — 4.7%
Apache Corp.:
3.63%, 02/01/21		26	25,743
3.25%, 04/15/22		2	1,935
5.25%, 02/01/42		5	4,081
4.75%, 04/15/43		74	59,576
4.25%, 01/15/44		128	97,322
5.35%, 07/01/49		16	12,767
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		69	58,823
Baytex Energy Corp., 8.75%, 04/01/27(b)		44	23,320
BP Capital Markets America, Inc.:
3.25%, 05/06/22		280	293,679
2.52%, 09/19/22		30	31,150
3.79%, 02/06/24		85	92,825
3.22%, 04/14/24		100	107,650
3.19%, 04/06/25		100	108,931
3.54%, 04/06/27		175	193,797
3.59%, 04/14/27		35	38,676
4.23%, 11/06/28		135	156,862
BP Capital Markets plc:
3.56%, 11/01/21		200	207,929
3.28%, 09/19/27		16	17,401
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%(a)(e)		300	309,750
Buckeye Partners LP:
4.13%, 03/01/25(b)		30	28,778
3.95%, 12/01/26		10	9,423

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
4.50%, 03/01/28(b)	USD	46	$43,010
5.85%, 11/15/43		26	22,563
5.60%, 10/15/44		31	24,800
Callon Petroleum Co.:
6.25%, 04/15/23		107	40,528
6.13%, 10/01/24		60	22,515
8.25%, 07/15/25		38	13,300
6.38%, 07/01/26		48	15,840
Cameron LNG LLC, 3.30%, 01/15/35(b)		110	121,279
Canadian Natural Resources Ltd., 2.95%, 01/15/23		65	67,214
Cenovus Energy, Inc.:
3.00%, 08/15/22		19	18,477
3.80%, 09/15/23		10	9,403
5.40%, 06/15/47		7	6,009
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		63	33,390
Cheniere Corpus Christi Holdings LLC:
5.88%, 03/31/25		365	409,082
5.13%, 06/30/27		249	273,619
Cheniere Energy Partners LP:
5.63%, 10/01/26		38	37,810
4.50%, 10/01/29(b)		82	79,438
Chevron Corp., 1.55%, 05/11/25		785	807,252
Cimarex Energy Co.:
4.38%, 06/01/24		350	369,206
3.90%, 05/15/27		125	126,471
CITGO Petroleum Corp., 7.00%, 06/15/25(b)		63	63,079
CNX Resources Corp.:
5.88%, 04/15/22		55	54,277
7.25%, 03/14/27(b)		17	15,640
Comstock Resources, Inc.:
7.50%, 05/15/25(b)		94	85,188
9.75%, 08/15/26		94	87,722
Concho Resources, Inc.:
3.75%, 10/01/27		380	404,818
4.30%, 08/15/28		60	65,852
4.88%, 10/01/47		27	30,284
Continental Resources, Inc.:
5.00%, 09/15/22		89	87,442
4.50%, 04/15/23		29	27,759
4.90%, 06/01/44		55	43,794
Crestwood Midstream Partners LP, 5.63%, 05/01/27(b)		77	64,194
CrownRock LP, 5.63%, 10/15/25(b)		387	346,849
CVR Energy, Inc.(b):
5.25%, 02/15/25		35	32,200
5.75%, 02/15/28		11	9,625
DCP Midstream Operating LP:
5.38%, 07/15/25		58	57,565
5.63%, 07/15/27		55	55,344
6.45%, 11/03/36(b)		56	50,400
6.75%, 09/15/37(b)		69	61,913
Devon Energy Corp., 5.60%, 07/15/41		12	11,715
Diamondback Energy, Inc.:
2.88%, 12/01/24		425	425,246
4.75%, 05/31/25		55	58,851
3.50%, 12/01/29		356	344,811
Enbridge, Inc.:
2.90%, 07/15/22		365	378,656
4.00%, 10/01/23		200	216,751
3.70%, 07/15/27		100	110,339
3.13%, 11/15/29		200	209,630
4.50%, 06/10/44		105	119,414

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(a)	USD	775	$763,375
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(a)		125	123,125
Endeavor Energy Resources LP(b):
6.63%, 07/15/25		47	47,368
5.50%, 01/30/26		126	120,645
5.75%, 01/30/28		78	74,880
Energy Transfer Operating LP:
3.60%, 02/01/23		30	31,036
4.25%, 03/15/23		176	185,924
5.88%, 01/15/24		550	612,316
4.90%, 02/01/24		45	48,616
4.20%, 04/15/27		200	209,091
3.75%, 05/15/30		15	14,899
6.50%, 02/01/42		200	216,647
5.30%, 04/15/47		40	38,639
6.00%, 06/15/48		29	30,078
6.25%, 04/15/49		355	376,340
5.00%, 05/15/50		103	97,826
Energy Transfer Partners LP, 5.00%, 10/01/22		55	58,552
EnLink Midstream Partners LP, 4.40%, 04/01/24		78	64,779
Enterprise Products Operating LLC:
3.90%, 02/15/24		220	241,060
6.45%, 09/01/40		106	140,763
4.90%, 05/15/46		40	46,792
4.25%, 02/15/48		220	242,637
4.80%, 02/01/49		25	29,820
4.20%, 01/31/50		10	11,158
3.70%, 01/31/51		75	78,552
3.95%, 01/31/60		100	103,050
Series E, (LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/77(a)		423	395,505
EOG Resources, Inc.:
4.38%, 04/15/30		40	47,722
4.95%, 04/15/50		20	25,511
EQM Midstream Partners LP:
6.00%, 07/01/25(b)		87	88,124
4.13%, 12/01/26		12	11,003
6.50%, 07/01/27(b)		96	98,325
EQT Corp.:
3.90%, 10/01/27		75	60,922
7.00%, 02/01/30(c)		38	39,141
Exxon Mobil Corp.:
2.71%, 03/06/25		325	348,803
2.99%, 03/19/25		575	624,326
3.04%, 03/01/26		50	54,948
3.45%, 04/15/51		50	55,372
Genesis Energy LP:
6.00%, 05/15/23		34	30,600
5.63%, 06/15/24		32	27,840
7.75%, 02/01/28		18	16,020
Great Western Petroleum LLC, 9.00%, 09/30/21(b)		69	41,400
Hess Corp.:
4.30%, 04/01/27		200	207,114
5.60%, 02/15/41		152	159,670
5.80%, 04/01/47		94	102,165
Hess Midstream Operations LP(b):
5.63%, 02/15/26		17	16,821
5.13%, 06/15/28		31	29,835
Holly Energy Partners LP, 5.00%, 02/01/28(b)		32	30,480
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		75	69,750

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan Energy Partners LP:
3.45%, 02/15/23	USD	200	$210,473
3.50%, 09/01/23		160	170,757
4.15%, 02/01/24		115	124,742
4.25%, 09/01/24		360	396,177
6.95%, 01/15/38		70	93,811
6.38%, 03/01/41		97	119,200
5.40%, 09/01/44		40	47,948
Kinder Morgan, Inc.:
5.00%, 02/15/21(b)		215	219,622
3.15%, 01/15/23		315	329,937
5.55%, 06/01/45		39	47,607
5.20%, 03/01/48		202	243,311
Marathon Oil Corp.:
2.80%, 11/01/22		175	176,299
4.40%, 07/15/27		306	301,062
5.20%, 06/01/45		22	20,434
Marathon Petroleum Corp.:
4.50%, 05/01/23		745	802,893
4.70%, 05/01/25		35	39,181
4.75%, 09/15/44		54	56,293
Matador Resources Co., 5.88%, 09/15/26		116	85,840
MEG Energy Corp.(b):
7.00%, 03/31/24		69	59,167
6.50%, 01/15/25		105	97,978
7.13%, 02/01/27		37	30,756
MPLX LP:
(LIBOR USD 3 Month + 0.90%), 1.21%, 09/09/21(a)		35	34,723
6.25%, 10/15/22		8	8,092
3.50%, 12/01/22		210	218,790
3.38%, 03/15/23		50	52,141
4.13%, 03/01/27		190	202,392
4.00%, 03/15/28		70	73,765
4.50%, 04/15/38		25	25,005
Murphy Oil Corp.:
5.75%, 08/15/25		24	21,480
6.37%, 12/01/42(c)		5	3,880
Newfield Exploration Co., 5.38%, 01/01/26		12	11,237
Noble Energy, Inc., 4.20%, 10/15/49		140	115,457
NuStar Logistics LP, 6.00%, 06/01/26		39	37,830
Occidental Petroleum Corp.:
Series 1, 4.10%, 02/01/21		146	146,584
4.85%, 03/15/21		13	12,902
2.60%, 08/13/21		172	168,094
2.70%, 08/15/22		145	134,988
2.90%, 08/15/24		272	232,419
3.20%, 08/15/26		10	8,125
3.00%, 02/15/27		5	3,876
3.50%, 08/15/29		14	10,242
6.45%, 09/15/36		25	21,125
4.30%, 08/15/39		111	76,558
6.20%, 03/15/40		229	191,787
4.50%, 07/15/44		81	55,890
4.63%, 06/15/45		123	86,100
6.60%, 03/15/46		9	7,834
4.40%, 04/15/46		110	76,727
4.10%, 02/15/47		13	8,759
4.20%, 03/15/48		83	56,208
4.40%, 08/15/49		30	20,700
Ovintiv, Inc.:
3.90%, 11/15/21		225	224,443
6.50%, 02/01/38		10	8,614
Parkland Corp., 5.88%, 07/15/27(b)		48	49,800

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Parsley Energy LLC(b):
5.38%, 01/15/25	USD	63	$61,286
5.63%, 10/15/27		119	117,215
4.13%, 02/15/28		89	80,545
PBF Holding Co. LLC, 9.25%, 05/15/25(b)		201	214,568
PDC Energy, Inc.:
1.13%, 09/15/21(f)		29	26,563
6.13%, 09/15/24		48	44,640
6.25%, 12/01/25		5	4,213
5.75%, 05/15/26		30	27,300
Pioneer Natural Resources Co., 4.45%, 01/15/26		50	57,893
Plains All American Pipeline LP:
5.00%, 02/01/21		50	50,458
3.65%, 06/01/22		250	255,550
3.55%, 12/15/29		16	15,588
QEP Resources, Inc.:
6.88%, 03/01/21		24	22,920
5.38%, 10/01/22		62	47,120
5.25%, 05/01/23		40	26,400
5.63%, 03/01/26		39	24,765
Range Resources Corp.:
5.00%, 08/15/22		35	31,850
5.00%, 03/15/23		24	20,640
Sabine Pass Liquefaction LLC:
4.20%, 03/15/28		105	112,713
4.50%, 05/15/30(b)		277	307,526
SM Energy Co.:
6.13%, 11/15/22		66	48,180
10.00%, 01/15/25(b)		45	42,751
Southwestern Energy Co.:
4.10%, 03/15/22		40	38,184
6.20%, 01/23/25(c)		26	22,262
7.50%, 04/01/26		25	21,883
Spectra Energy Partners LP, 4.75%, 03/15/24		65	72,599
Sunoco Logistics Partners Operations LP:
4.25%, 04/01/24		450	481,487
4.00%, 10/01/27		178	182,348
5.30%, 04/01/44		25	23,944
5.35%, 05/15/45		100	97,945
5.40%, 10/01/47		100	100,051
Sunoco LP:
4.88%, 01/15/23		39	38,415
6.00%, 04/15/27		11	10,890
5.88%, 03/15/28		22	21,839
Tallgrass Energy Partners LP, 5.50%, 09/15/24(b)		64	57,796
Targa Resources Partners LP:
6.50%, 07/15/27		45	45,112
5.00%, 01/15/28		87	81,813
6.88%, 01/15/29		83	86,943
5.50%, 03/01/30(b)		67	64,697
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	11,386
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		25	25,313
5.00%, 01/31/28		10	10,425
4.75%, 01/15/30		57	57,855
TransCanada PipeLines Ltd.:
2.50%, 08/01/22		250	257,668
4.63%, 03/01/34		15	17,241
7.63%, 01/15/39		50	77,414
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(a)		903	954,701

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28	USD	140	$156,737
Valero Energy Corp.:
2.70%, 04/15/23		150	155,629
2.85%, 04/15/25		40	42,211
4.00%, 04/01/29		70	77,866
Viper Energy Partners LP, 5.38%, 11/01/27(b)		20	19,618
Western Midstream Operating LP:
4.00%, 07/01/22		10	9,968
3.10%, 02/01/25(c)		16	15,160
3.95%, 06/01/25		35	32,785
4.65%, 07/01/26		28	26,818
4.75%, 08/15/28		14	13,405
4.05%, 02/01/30(c)		30	28,878
5.45%, 04/01/44		68	56,630
5.30%, 03/01/48		82	66,523
5.50%, 08/15/48		15	12,150
5.25%, 02/01/50(c)		83	71,820
Williams Cos., Inc. (The):
3.60%, 03/15/22		475	493,625
3.35%, 08/15/22		360	374,450
3.70%, 01/15/23		40	42,291
4.50%, 11/15/23		100	109,595
4.30%, 03/04/24		125	135,897
4.55%, 06/24/24		200	221,889
WPX Energy, Inc.:
8.25%, 08/01/23		48	53,280
5.75%, 06/01/26		42	40,740
5.88%, 06/15/28		52	49,969
4.50%, 01/15/30		140	123,200

			27,542,431

Paper & Forest Products — 0.1%
Georgia-Pacific LLC(b):
5.40%, 11/01/20		170	172,708
3.73%, 07/15/23		25	27,014
1.75%, 09/30/25		278	286,793

			486,515

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(b)		41	42,127

Pharmaceuticals — 1.1%
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		20	21,698
8.50%, 01/31/27		184	195,270
Bausch Health Cos., Inc.(b):
6.13%, 04/15/25		122	123,741
5.50%, 11/01/25		28	28,700
5.75%, 08/15/27		110	116,600
7.00%, 01/15/28		88	90,640
5.00%, 01/30/28		12	11,298
6.25%, 02/15/29		250	251,250
7.25%, 05/30/29		89	93,450
5.25%, 01/30/30		211	200,186
Bayer US Finance II LLC(b):
2.20%, 07/15/22		30	30,721
4.25%, 12/15/25		200	229,622
Bayer US Finance LLC, 3.38%, 10/08/24(b)		200	218,138
Bristol-Myers Squibb Co.(b):
2.75%, 02/15/23		75	79,076
3.63%, 05/15/24		130	143,165
2.90%, 07/26/24		650	703,133
3.40%, 07/26/29		50	58,250
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(b)		146	151,567
Elanco Animal Health, Inc., 5.65%, 08/28/28(c)		15	16,632

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Endo Dac, 9.50%, 07/31/27(b)	USD	26	$27,500
Johnson & Johnson:
3.55%, 03/01/36		65	76,891
3.63%, 03/03/37		100	119,328
Merck & Co., Inc., 3.40%, 03/07/29		50	57,692
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		337	345,830
Pfizer, Inc.:
3.45%, 03/15/29		150	175,273
2.55%, 05/28/40		35	36,211
4.30%, 06/15/43		70	88,628
2.70%, 05/28/50		210	217,468
Shire Acquisitions Investments Ireland DAC:
2.40%, 09/23/21		1,250	1,274,347
2.88%, 09/23/23		1,090	1,155,206
Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28		200	247,769
Upjohn, Inc., 1.65%, 06/22/25(b)		65	66,276

			6,651,556

Professional Services — 0.2%
ASGN, Inc., 4.63%, 05/15/28(b)		24	23,439
Dun & Bradstreet Corp. (The)(b):
6.88%, 08/15/26		340	358,381
10.25%, 02/15/27		121	134,310
Equifax, Inc., 2.60%, 12/15/25		9	9,587
Jaguar Holding Co. II/PPD Development LP(b):
4.63%, 06/15/25		123	125,177
5.00%, 06/15/28		231	236,486
Verisk Analytics, Inc., 4.13%, 09/12/22		50	53,488

			940,868

Real Estate Management & Development — 0.1%(b)
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28		194	202,245
Five Point Operating Co. LP, 7.88%, 11/15/25		141	133,245
Greystar Real Estate Partners LLC, 5.75%, 12/01/25		23	23,119
Howard Hughes Corp. (The), 5.38%, 03/15/25		40	37,224
Realogy Group LLC, 7.63%, 06/15/25		9	9,002

			404,835

Road & Rail — 1.0%
Burlington Northern Santa Fe LLC:
4.90%, 04/01/44		75	100,244
4.15%, 12/15/48		90	112,652
3.55%, 02/15/50		100	115,969
Canadian Pacific Railway Co., 2.05%, 03/05/30		30	30,704
CSX Corp.:
3.25%, 06/01/27		100	111,742
3.80%, 03/01/28		75	86,180
4.30%, 03/01/48		100	124,782
ERAC USA Finance LLC, 2.60%, 12/01/21(b)		25	25,346
Norfolk Southern Corp.:
2.90%, 06/15/26		125	138,108
3.80%, 08/01/28		40	45,995
2.55%, 11/01/29		150	159,463
4.15%, 02/28/48		30	36,633
3.05%, 05/15/50		130	133,850
Penske Truck Leasing Co. LP(b):
3.38%, 02/01/22		585	600,110
2.70%, 03/14/23		265	271,215
4.13%, 08/01/23		200	213,515
2.70%, 11/01/24		120	123,459
4.00%, 07/15/25		535	585,160
Ryder System, Inc.:
3.50%, 06/01/21		500	510,859
3.40%, 03/01/23		215	225,528

Security		Par (000)	Value

Road & Rail (continued)
3.75%, 06/09/23	USD	40	$42,684
3.88%, 12/01/23		250	269,304
Uber Technologies, Inc.(b):
7.50%, 11/01/23		67	67,670
7.50%, 05/15/25		228	229,710
8.00%, 11/01/26		53	53,927
7.50%, 09/15/27		96	96,240
Union Pacific Corp.:
2.95%, 01/15/23		125	132,047
2.75%, 04/15/23		260	273,553
3.25%, 08/15/25		200	221,133
3.55%, 08/15/39		15	16,852
4.30%, 03/01/49		120	153,305
3.80%, 10/01/51		150	178,439
3.95%, 08/15/59		25	29,294
3.84%, 03/20/60(b)		100	115,563
3.84%, 03/20/60		383	442,607

			6,073,842

Semiconductors & Semiconductor Equipment — 1.8%
Analog Devices, Inc.:
2.88%, 06/01/23		200	209,430
3.13%, 12/05/23		25	26,859
Applied Materials, Inc., 3.30%, 04/01/27		180	205,428
Broadcom Corp., 3.88%, 01/15/27		276	298,250
Broadcom, Inc.(b):
2.25%, 11/15/23		390	402,953
3.63%, 10/15/24		660	716,871
4.70%, 04/15/25		1,109	1,249,593
3.15%, 11/15/25		39	41,508
4.25%, 04/15/26		175	194,758
3.46%, 09/15/26		232	248,804
4.11%, 09/15/28		89	96,968
4.75%, 04/15/29		200	227,027
5.00%, 04/15/30		305	350,559
4.15%, 11/15/30		213	231,463
4.30%, 11/15/32		230	252,351
Entegris, Inc.(b):
4.63%, 02/10/26		24	24,360
4.38%, 04/15/28		67	68,172
Intel Corp.:
3.40%, 03/25/25		250	280,474
2.45%, 11/15/29		100	108,096
3.10%, 02/15/60		20	22,058
KLA Corp.:
4.65%, 11/01/24		524	600,612
4.10%, 03/15/29		275	324,538
3.30%, 03/01/50		50	51,644
Lam Research Corp.:
3.80%, 03/15/25		455	511,950
3.75%, 03/15/26		110	125,746
4.00%, 03/15/29		305	362,476
4.88%, 03/15/49		70	97,066
Microchip Technology, Inc.:
2.67%, 09/01/23(b)		163	167,773
1.63%, 02/15/25(f)		15	33,461
4.25%, 09/01/25(b)		310	311,972
NVIDIA Corp.:
2.85%, 04/01/30		50	55,624
3.50%, 04/01/40		107	124,803
3.50%, 04/01/50		135	154,245
NXP BV(b):
4.63%, 06/15/22		340	362,206
4.88%, 03/01/24		335	374,140
2.70%, 05/01/25		10	10,483
3.15%, 05/01/27		100	106,008

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
5.55%, 12/01/28	USD	120	$145,795
4.30%, 06/18/29		196	222,392
3.40%, 05/01/30		45	48,417
ON Semiconductor Corp., 1.00%, 12/01/20(f)		54	62,770
Qorvo, Inc.:
5.50%, 07/15/26		64	66,560
4.38%, 10/15/29(b)		46	47,108
QUALCOMM, Inc.:
2.60%, 01/30/23		375	393,621
2.90%, 05/20/24		300	322,828
4.30%, 05/20/47		79	98,538
Texas Instruments, Inc., 1.38%, 03/12/25		45	46,196

			10,484,954

Software — 1.3%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		188	195,849
Ascend Learning LLC(b):
6.88%, 08/01/25		58	58,428
6.88%, 08/01/25		87	87,435
Autodesk, Inc.:
3.60%, 12/15/22		50	52,729
3.50%, 06/15/27		75	84,609
Boxer Parent Co., Inc.(b):
7.13%, 10/02/25		89	93,316
9.13%, 03/01/26		138	142,830
CA, Inc., 3.60%, 08/15/22		40	41,042
Camelot Finance SA, 4.50%, 11/01/26(b)		219	219,000
Castle US Holding Corp., 9.50%, 02/15/28(b)		96	88,800
CDK Global, Inc.:
4.88%, 06/01/27		156	160,048
5.25%, 05/15/29(b)		26	26,999
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		433	427,587
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		293	304,720
Microsoft Corp.:
3.45%, 08/08/36		320	386,708
4.10%, 02/06/37		29	37,394
3.70%, 08/08/46		456	567,850
2.53%, 06/01/50		16	16,688
Nuance Communications, Inc., 5.63%, 12/15/26		130	135,200
Open Text Corp., 3.88%, 02/15/28(b)		94	90,504
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		169	166,043
Oracle Corp.:
3.63%, 07/15/23		150	163,421
3.40%, 07/08/24		955	1,045,516
2.50%, 04/01/25		865	926,434
3.90%, 05/15/35		75	90,465
3.85%, 07/15/36		25	29,174
3.60%, 04/01/40		100	113,509
5.38%, 07/15/40		40	54,871
4.00%, 07/15/46		164	193,786
4.00%, 11/15/47		160	186,667
3.60%, 04/01/50		250	278,220
3.85%, 04/01/60		125	146,309
PTC, Inc.(b):
3.63%, 02/15/25		31	30,767
4.00%, 02/15/28		55	54,457
RP Crown Parent LLC, 7.38%, 10/15/24(b)		14	13,965
Solera LLC, 10.50%, 03/01/24(b)		560	569,800
Sophia LP, 9.00%, 09/30/23(b)		20	20,200
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		413	419,046
VMware, Inc.:
4.65%, 05/15/27		45	49,741

Security		Par (000)	Value

Software (continued)
4.70%, 05/15/30	USD	64	$70,588

			7,840,715

Specialty Retail — 0.5%
Asbury Automotive Group, Inc.(b):
4.50%, 03/01/28		19	18,430
4.75%, 03/01/30		18	17,550
AutoNation, Inc., 4.75%, 06/01/30		45	48,761
Gap, Inc. (The), 8.88%, 05/15/27(b)		34	36,377
Home Depot, Inc. (The):
2.50%, 04/15/27		150	164,339
2.70%, 04/15/30		100	109,810
4.25%, 04/01/46		40	50,788
3.90%, 06/15/47		75	91,174
4.50%, 12/06/48		120	160,999
3.35%, 04/15/50		30	34,276
L Brands, Inc.:
6.88%, 07/01/25(b)		97	100,152
9.38%, 07/01/25(b)		3	3,004
6.88%, 11/01/35		82	68,216
Lowe’s Cos., Inc.:
3.13%, 09/15/24		150	163,284
4.00%, 04/15/25		300	341,875
3.70%, 04/15/46		77	85,827
4.55%, 04/05/49		175	220,237
5.13%, 04/15/50		75	102,357
Murphy Oil USA, Inc., 4.75%, 09/15/29		40	40,900
O’Reilly Automotive, Inc., 4.63%, 09/15/21		80	82,882
Penske Automotive Group, Inc., 5.50%, 05/15/26		49	48,877
PetSmart, Inc.(b):
7.13%, 03/15/23		63	62,110
5.88%, 06/01/25		272	272,510
SRS Distribution, Inc., 8.25%, 07/01/26(b)		202	205,030
Staples, Inc., 7.50%, 04/15/26(b)		221	173,651

			2,703,416

Technology Hardware, Storage & Peripherals — 0.8%
Apple, Inc.:
3.45%, 05/06/24		380	419,288
2.85%, 05/11/24		450	484,615
1.13%, 05/11/25		540	551,391
3.25%, 02/23/26		195	218,413
2.20%, 09/11/29		160	171,447
4.50%, 02/23/36		75	98,938
4.38%, 05/13/45		20	26,369
3.85%, 08/04/46		330	411,388
3.75%, 09/12/47		130	155,932
2.65%, 05/11/50		60	62,848
Dell International LLC(b):
4.42%, 06/15/21		5	5,140
5.45%, 06/15/23		630	689,102
5.85%, 07/15/25		53	60,907
6.02%, 06/15/26		400	458,590
6.10%, 07/15/27		100	115,525
Hewlett Packard Enterprise Co., 3.60%, 10/15/20(c)		150	150,942
HP, Inc., 2.20%, 06/17/25		370	381,900
NCR Corp.(b):
8.13%, 04/15/25		21	22,260
5.75%, 09/01/27		13	13,000
6.13%, 09/01/29		128	127,680
NetApp, Inc., 1.88%, 06/22/25		100	101,425
Seagate HDD Cayman, 4.13%, 01/15/31(b)		25	26,269
Western Digital Corp., 4.75%, 02/15/26		117	120,914

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Xerox Corp., 3.50%, 08/20/20	USD	30	$30,028

			4,904,311

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 5.38%, 05/15/25(b)		26	26,292
Levi Strauss & Co.:
5.00%, 05/01/25		12	12,045
5.00%, 05/01/25(b)		39	39,147
William Carter Co. (The)(b):
5.50%, 05/15/25		16	16,500
5.63%, 03/15/27		48	49,440

			143,424

Thrifts & Mortgage Finance — 0.1%(b)
BPCE SA, 2.38%, 01/14/25		250	258,629
Ladder Capital Finance Holdings LLLP, 4.25%, 02/01/27		67	53,600
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23		82	84,148
6.00%, 01/15/27		55	52,250

			448,627

Tobacco — 0.8%
Altria Group, Inc.:
3.80%, 02/14/24		605	661,494
2.35%, 05/06/25		560	588,456
5.38%, 01/31/44		130	156,342
5.95%, 02/14/49		230	301,666
BAT Capital Corp.:
3.22%, 08/15/24		35	37,485
2.79%, 09/06/24		775	816,657
3.46%, 09/06/29		130	138,312
4.91%, 04/02/30		285	333,313
5.28%, 04/02/50		100	121,043
Philip Morris International, Inc.:
3.25%, 11/10/24		175	193,730
1.50%, 05/01/25		615	629,582
Reynolds American, Inc.:
4.00%, 06/12/22		250	264,122
4.45%, 06/12/25		215	242,250
7.00%, 08/04/41		98	119,405

			4,603,857

Trading Companies & Distributors — 0.3%
Air Lease Corp.:
3.75%, 02/01/22		100	101,164
2.75%, 01/15/23		80	79,270
3.88%, 07/03/23		300	305,334
3.00%, 02/01/30		120	111,227
Aviation Capital Group LLC(b):
2.88%, 01/20/22		100	95,570
3.88%, 05/01/23		110	104,511
HD Supply, Inc., 5.38%, 10/15/26(b)		569	581,091
Herc Holdings, Inc., 5.50%, 07/15/27(b)		110	110,237
United Rentals North America, Inc.:
4.63%, 10/15/25		58	58,290
5.88%, 09/15/26		25	26,200
6.50%, 12/15/26		34	35,700
3.88%, 11/15/27		3	2,993
4.00%, 07/15/30		82	79,313
WESCO Distribution, Inc.(b):
7.13%, 06/15/25		206	216,945
7.25%, 06/15/28		141	149,107

			2,056,952

Security		Par (000)	Value

Wireless Telecommunication Services — 0.8%
Altice France Holding SA, 6.00%, 02/15/28(b)	USD	200	$188,876
America Movil SAB de CV:
3.13%, 07/16/22		550	568,975
3.63%, 04/22/29		200	222,187
4.38%, 04/22/49		200	242,983
Connect Finco SARL, 6.75%, 10/01/26(b)		450	426,375
Hughes Satellite Systems Corp., 5.25%, 08/01/26		59	61,018
Rogers Communications, Inc., 3.70%, 11/15/49		30	33,028
Sprint Corp.:
7.88%, 09/15/23		67	75,459
7.13%, 06/15/24		43	48,553
7.63%, 02/15/25		78	89,992
7.63%, 03/01/26		88	103,873
T-Mobile USA, Inc.:
3.50%, 04/15/25(b)		620	674,802
6.50%, 01/15/26		68	71,067
4.50%, 02/01/26		44	44,526
4.75%, 02/01/28		83	87,681
3.88%, 04/15/30(b)		250	278,240
4.38%, 04/15/40(b)		65	75,187
4.50%, 04/15/50(b)		145	172,584
Vodafone Group plc:
3.75%, 01/16/24		70	76,448
5.25%, 05/30/48		166	216,786
4.88%, 06/19/49		50	63,029
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79(a)		515	603,351

			4,425,020

Total Corporate Bonds — 55.0% (Cost: $315,655,689)			324,572,402

Equity-Linked Notes — 3.6%

Aerospace & Defense — 0.0%
JPMorgan Structured Products BV (Lockheed Martin Corp.), 16.01%, 07/17/20(b)		1	270,556

Automobiles — 0.1%
Citigroup Global Markets Holdings, Inc. (General Motors Co.), 18.67%, 07/28/20(b)		25	602,348

Banks — 0.1%(b)
Citigroup Global Markets Holdings, Inc. (Bank of America Corp.), 19.64%, 07/08/20		12	279,035
Royal Bank of Canada (JPMorgan Chase & Co.), 18.08%, 07/14/20		3	271,704

			550,739

Beverages — 0.1%
BNP Paribas SA (Coca-Cola Co. (The)), 16.86%, 07/17/20		6	273,448
Citigroup Global Markets Holdings, Inc. (PepsiCo, Inc.), 13.27%, 07/23/20(b)		2	268,220

			541,668

Building Products — 0.1%
Nomura Bank International plc (Masco Corp.), 15.00%, 07/20/20		7	295,775
Royal Bank of Canada (Johnson Controls International plc), 15.76%, 07/31/20(b)		11	348,232

			644,007

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets — 0.1%
Barclays Bank plc (Goldman Sachs Group, Inc. (The)), 15.96%, 07/15/20	USD	2	$428,379
Barclays Bank plc (TD Ameritrade Holding Corp.), 22.59%, 07/21/20		11	409,925

			838,304

Chemicals — 0.1%
Royal Bank of Canada (Air Products and Chemicals, Inc.), 14.43%, 07/08/20(b)		1	296,870
UBS AG (Ecolab, Inc.), 14.90%, 07/23/20		1	278,091

			574,961

Commercial Services & Supplies — 0.1%
BNP Paribas SA (Copart, Inc.), 12.52%, 08/10/20(b)		4	312,473
Merrill Lynch International & Co. (Republic Services, Inc.), 20.55%, 08/06/20		5	402,536

			715,009

Communications Equipment — 0.1%
Citigroup Global Markets Holdings, Inc. (Cisco Systems, Inc.), 13.09%, 08/11/20(b)		13	571,545

Containers & Packaging — 0.1%
UBS AG (Ball Corp.), 11.60%, 07/24/20		4	284,366

Diversified Telecommunication Services — 0.0%
Citigroup Global Markets Holdings, Inc. (Telekom Malaysia Bhd), 18.69%, 07/22/20(b)		9	278,696

Electric Utilities — 0.0%
Nomura Bank International plc (NextEra Energy Capital Holdings, Inc.), 16.76%, 07/22/20		1	272,176

Electrical Equipment — 0.1%
JPMorgan Structured Products BV (ABB Ltd.), 10.76%, 07/07/20(b)	CHF	15	306,377

Entertainment — 0.1%
Societe Generale SA (Electronic Arts, Inc.), 16.46%, 07/24/20	USD	4	481,621

Equity Real Estate Investment Trusts (REITs) — 0.1%
BNP Paribas SA (American Tower Corp.), 14.79%, 07/20/20		1	288,221
Nomura Bank International plc (Prologis, Inc.), 18.20%, 07/15/20		3	290,962

			579,183

Food & Staples Retailing — 0.2%
Barclays Bank plc (Costco Wholesale Corp.), 9.06%, 09/21/20		2	493,839
Royal Bank of Canada (Kroger Co. (The)), 17.68%, 09/14/20		12	407,908

			901,747

Food Products — 0.0%
BNP Paribas SA (Mondelez International, Inc.), 13.35%, 07/17/20		5	276,793

Health Care Providers & Services — 0.4%
Barclays Bank plc (CVS Health Corp.), 7.48%, 08/04/20		6	405,632
BNP Paribas SA (Anthem, Inc.), 16.75%, 07/20/20		1	262,945
Royal Bank of Canada (McKesson Corp.), 15.87%, 07/31/20(b)		3	465,421
UBS AG (Humana, Inc.), 16.70%, 07/20/20 .		1	284,041
UBS AG (Quest Diagnostics, Inc.), 25.50%, 07/22/20		3	394,034

Security		Par (000)	Value

Health Care Providers & Services (continued)
UBS AG (UnitedHealth Group, Inc.), 12.30%, 07/17/20	USD	2	$487,276

			2,299,349

Hotels, Restaurants & Leisure — 0.2%
Royal Bank of Canada (Domino’s Pizza, Inc.), 26.70%, 07/16/20(b)		1	312,903
Royal Bank of Canada (McDonald’s Corp.), 13.64%, 07/23/20(b)		1	274,242
Royal Bank of Canada (Starbucks Corp.), 18.57%, 07/23/20(b)		4	269,711
UBS AG (Yum! Brands, Inc.), 16.70%, 07/20/20		3	277,067

			1,133,923

Household Durables — 0.1%
Barclays Bank plc (Toll Brothers, Inc.), 21.96%, 08/17/20		10	323,152

Household Products — 0.0%
Royal Bank of Canada (Kimberly-Clark Corp.), 11.74%, 07/22/20(b)		2	279,207

Industrial Conglomerates — 0.1%(b)
Citigroup Global Markets Holdings, Inc. (3M Co.), 14.09%, 07/23/20		2	273,808
JPMorgan Structured Products BV (Roper Technologies, Inc.), 11.35%, 07/23/20		1	293,348

			567,156

Interactive Media & Services — 0.1%
Royal Bank of Canada (Alphabet, Inc.), 10.79%, 07/23/20(b)		—(i)	289,770

IT Services — 0.1%
Merrill Lynch International & Co. (Akamai Technologies, Inc.), 15.68%, 07/20/20		3	290,289
Nomura Bank International plc (Mastercard, Inc.), 13.90%, 07/20/20		1	284,829

			575,118

Life Sciences Tools & Services — 0.1%
Citigroup Global Markets Holdings, Inc. (Thermo Fisher Scientific, Inc.), 12.59%, 07/22/20(b)		1	291,067

Multiline Retail — 0.1%(b)
JPMorgan Structured Products BV (Target Corp.), 17.08%, 08/10/20		4	453,127
Royal Bank of Canada (Dollar General Corp.), 13.03%, 08/26/20		2	401,180

			854,307

Personal Products — 0.0%
Nomura Bank International plc (Procter & Gamble Hygiene & Health Care Ltd.), 12.76%, 07/17/20		2	275,542

Pharmaceuticals — 0.3%
Citigroup Global Markets Holdings, Inc. (Eli Lilly and Co.), 16.10%, 07/28/20(b)		2	330,126
Citigroup Global Markets Holdings, Inc. (Merck & Co, Inc.), 13.17%, 07/23/20(b)		3	261,630
Societe Generale SA (Bristol-Myers Squibb Co.), 12.81%, 07/24/20		7	433,782
UBS AG (Johnson & Johnson), 9.70%, 07/17/20		3	480,109

			1,505,647

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services — 0.1%
BNP Paribas SA (TransUnion), 18.36%, 07/17/20	USD	4	$288,375
JPMorgan Structured Products BV (Equifax, Inc.), 21.42%, 07/17/20(b)		2	305,044

			593,419

Road & Rail — 0.1%
Citigroup Global Markets Holdings, Inc. (Knight-Swift Transportation Holdings, Inc.), 20.90%, 07/22/20(b)		8	302,850

Semiconductors & Semiconductor Equipment — 0.2%
BNP Paribas SA (Maxim Integrated Products, Inc.), 17.33%, 07/20/20		5	287,487
BNP Paribas SA (QUALCOMM, Inc.), 20.00%, 07/23/20		4	296,498
Citigroup Global Markets Holdings, Inc. (Intel Corp.), 12.26%, 07/24/20(b)		10	566,787
Citigroup Global Markets Holdings, Inc. (Texas Instruments, Inc.), 21.17%, 07/22/20(b)		2	299,817

			1,450,589

Software — 0.1%
Barclays Bank plc (Fair Isaac Corp.), 16.22%, 07/24/20		1	298,272
Royal Bank of Canada (Microsoft Corp.), 14.40%, 07/17/20(b)		2	295,825

			594,097

Specialty Retail — 0.1%
Barclays Bank plc (O’Reilly Automotive, Inc.), 17.65%, 07/22/20		1	401,022
Royal Bank of Canada (Home Depot, Inc. (The)), 16.68%, 08/10/20(b)		2	462,298

			863,320

Tobacco — 0.0%
HSBC Bank plc (British American Tobacco plc), 16.15%, 07/17/20	GBP	7	245,329

Trading Companies & Distributors — 0.1%
JPMorgan Structured Products BV (United Rentals, Inc.), 20.01%, 07/28/20(b)	USD	3	366,162

Total Equity-Linked Notes — 3.6% (Cost: $21,032,602)			21,500,100

Floating Rate Loan Interests — 6.6%

Aerospace & Defense — 0.1%(j)
Dynasty Acquisition Co., Inc., Term Loan:
(LIBOR USD 3 Month + 3.50%), 3.81%, 04/06/26		433	368,768
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.00%, 11/28/21		66	59,701
TransDigm, Inc., Term Loan:
(LIBOR USD 1 Month + 2.25%), 2.43%, 08/22/24		422	380,770
(LIBOR USD 1 Month + 2.25%), 2.43%, 12/09/25		14	12,314

			821,553

Airlines — 0.1%(j)
American Airlines, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 2.18%, 04/28/23		183	137,524
American Airlines, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.18%, 12/15/23		12	9,925
American Airlines, Inc., Term Loan B23, (LIBOR USD 1 Month + 2.00%), 2.18%, 04/28/23		84	66,099

Security		Par (000)	Value

Airlines (continued)
JetBlue Airways Corp., Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 06/12/24	USD	46	$44,965
Kestrel Bidco, Inc., Term Loan, 12/11/26(k)		223	178,353

			436,866

Auto Components — 0.1%(j)
Panther BF Aggregator 2 LP, Term Loan B, (LIBOR USD 1 Month + 3.50%), 3.68%, 04/30/26		386	366,649
Wand Newco 3, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.07%, 02/05/26		100	94,513

			461,162

Automobiles — 0.0%
Dealer Tire LLC, Term Loan B1, 12/12/25(j)(k)		159	151,820

Building Products — 0.1%(j)
CPG Merger Sub LLC, Term Loan, 05/05/24(k)		91	89,616
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.25%, 12/19/23		239	230,234

			319,850

Capital Markets — 0.0%(j)
Greenhill & Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.44%, 04/12/24(l)		103	96,795
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.19%, 06/03/26		64	60,162
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.07%, 05/29/26		139	91,074

			248,031

Chemicals — 0.2%(j)
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 01/31/24		236	226,434
Ascend Performance Materials LLC, Term Loan B, (LIBOR USD 3 Month + 5.25%), 6.25%, 08/27/26		181	177,418
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 3.20%, 06/01/24		99	95,007
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 1.93%, 04/03/25		54	50,569
Ennis-Flint Road Infrastructure Investment, Term Loan, (LIBOR USD 3 Month + 3.50%), 4.50% - 5.75%, 06/13/23		29	25,037
Greenrock Finance, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.50%, 06/28/24		52	47,778
Invictus Co., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.78%, 03/28/25		70	64,156
IPS Acquisition LLC, Term Loan B2, (LIBOR USD 1 Month + 3.25%), 4.25%, 11/07/24(l)		72	68,404
McDermott International, Inc., Term Loan, 06/16/27(k)		139	136,887
Messer Industries GmbH, Term Loan, (LIBOR USD 3 Month + 2.50%), 2.81%, 03/02/26		148	141,091
Momentive Performance Materials, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 05/15/24		81	75,254
Nouryon Finance BV, Term Loan, 10/01/25(k)		18	16,845
OXEA Holding Vier GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 3.69%, 10/14/24		158	144,561

			1,269,441

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies — 0.3%(j)
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 3.00%, 11/10/23	USD	156	$153,881
Allied Universal Holdco LLC Cov Lite, Term Loan B, 07/10/26(k)		128	124,086
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(k)		174	158,808
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.76%, 11/01/24		263	251,806
Cast & Crew Payroll LLC, 1st Lien Term Loan, 01/16/26(k)		70	63,308
Diamond (BC) BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 3.76%, 09/06/24		142	130,220
GFL Environmental, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.00%, 05/30/25		64	61,884
KAR Auction Services, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.50%, 09/19/26		40	37,660
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 4.25%, 09/23/26		111	106,912
Spring Education Group, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 4.56%, 07/30/25(l)		21	19,305
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 05/01/24		399	377,963
West Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.00%, 10/10/24		152	129,266

			1,615,099

Construction & Engineering — 0.0%(j)
Ply Gem, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.94%, 04/01/25		40	37,757
SRS Distribution, Inc., Term Loan B, 05/23/25(k)		124	116,609

			154,366

Construction Materials — 0.1%(j)
American Builders And Contractors Supply, Term Loan, 01/15/27(k)		119	113,045
Core & Main LP, Term Loan, (LIBOR USD 6 Month + 2.75%), 3.75%, 08/01/24		280	266,354
Forterra Finance LLC, 1st Lien Term Loan, 10/25/23(k)		132	128,028

			507,427

Containers & Packaging — 0.2%(j)
Berry Global, Inc., Term Loan:
10/01/22(k)		118	112,863
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.56%, 04/03/24		189	169,321
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 05/16/24		258	245,967
Flex Acquisition Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.43%, 12/29/23		165	157,309
Pregis TopCo LLC, Term Loan, 07/31/26(k)		40	38,243
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 02/05/23		330	314,187

			1,037,890

Security		Par (000)	Value

Diversified Consumer Services — 0.2%(j)
AlixPartners LLP, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 2.68%, 04/04/24	USD	313	$301,489
Bright Horizons Family Solutions LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.50%, 11/07/23		107	103,899
Maverick Purchaser Sub LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.18%, 01/29/27		60	58,775
Mileage Plus Holdings LLC, Term Loan, 06/25/27(k)		157	155,757
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 6.50%, 12/07/24		72	65,633
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 02/05/23		80	76,764
Sotheby’s, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 6.50%, 01/15/27		198	184,905
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/06/24		62	58,554
Trugreen Ltd. Partnership, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.93%, 03/19/26		107	103,261

			1,109,037

Diversified Financial Services — 0.3%(j)
Advisor Group Holdings, Inc., Term Loan, 07/31/26(k)		97	89,886
Belron Finance LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 3.26%, 10/30/26		80	76,615
BW Gas & Convenience Holdings LLC, Term Loan, (LIBOR USD 1 Month + 6.25%), 6.43%, 11/13/26		51	48,735
Connect Finco SARL, Term Loan B, (LIBOR USD 1 Month + 4.50%), 5.50%, 12/11/26		693	650,534
Deerfield Dakota Holding LLC, Term Loan, 04/09/27(k)		238	230,611
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 07/11/25		205	183,081
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 2.68% - 3.52%, 01/23/25(l)		100	87,560
VICI Properties 1 LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.94%, 12/22/24		253	235,259
VS Buyer LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.43%, 02/28/27		169	162,256
Ziggo Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 2.68%, 04/30/28		98	92,263

			1,856,800

Diversified Telecommunication Services — 0.3%(j)
Altice Financing SA, Term Loan, 01/31/26(k)		138	130,246
Altice Financing SA, Term Loan B, 07/15/25(k)		15	14,436
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.18%, 08/14/26		260	249,785
Iridium Satellite LLC, Term Loan, 11/04/26(k)		127	123,951
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.98%, 03/01/27		169	159,524
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 11/15/24		177	169,364
Northwest Fiber LLC, Term Loan, (LIBOR USD 6 Month + 5.50%), 5.67% - 5.67%, 04/30/27(l)		58	57,420
Zayo Group LLC, Term Loan, 03/09/27(k)		894	846,380

			1,751,106

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities — 0.1%(j)
Calpine Corp., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.18%, 01/15/25	USD	35	$33,314
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 12/13/25		83	78,744
PGE Corp., Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50%, 06/23/25		192	188,400

			300,458

Electrical Equipment — 0.1%(j)
GrafTech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 4.50%, 02/12/25		98	95,034
MH Sub I LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 4.57%, 09/13/24		233	224,278

			319,312

Entertainment — 0.1%(j)
Creative Artists Agency LLC, Term Loan C9, (LIBOR USD 1 Month + 3.75%), 3.93%, 11/27/26		122	115,448
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 4.50%, 07/03/24		99	84,694
Live Nation Entertainment, Inc., Term Loan B, 10/19/26(k)		156	143,326
Renaissance Learning, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.01%, 05/30/25		40	38,218
UFC Holdings LLC, Term Loan, 04/29/26(k)		43	40,887
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.93%, 05/18/25		242	196,306

			618,879

Equity Real Estate Investment Trusts (REITs) — 0.0%(j)
Claros Mortgage Trust, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.44%, 08/09/26(l)		42	38,629
DTZ US Borrower LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 08/21/25		131	122,763
RHP Hotel Properties LP, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.18%, 05/11/24		39	36,286

			197,678

Food & Staples Retailing — 0.1%(j)
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 3.87%, 05/23/25		120	114,216
H-Food Incremental, Term Loan, 05/23/25(k)		67	64,109
US Foods, Inc., Term Loan B, (LIBOR USD 3 Month + 2.00%), 3.07%, 08/14/26		140	130,382

			308,707

Food Products — 0.2%(j)
1011778 BC ULC, Term Loan B4, (LIBOR USD 1 Month + 1.75%), 1.93%, 11/19/26		192	181,790
8th Avenue Food & Provisions, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.68%, 10/01/25		99	96,282
Aramark Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 2.15%, 03/11/25		43	40,528
B&G Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 2.68%, 10/10/26		10	9,874
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 4.50%, 10/10/23		275	263,413

Security		Par (000)	Value

Food Products (continued)
Froneri International Ltd., 2nd Lien Term Loan, (LIBOR USD 1 Month + 5.75%), 5.93%, 01/31/28	USD	12	$11,370
Froneri International Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.43%, 01/29/27		400	375,071
Hostess Brands LLC, Term Loan, (LIBOR USD 3 Month + 2.25%), 3.00% - 3.01%, 08/03/25		91	88,105
JBS USA LUX SA, Term Loan, (LIBOR USD 3 Month + 2.00%), 3.07%, 05/01/26		42	39,922
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.43%, 05/15/24		82	78,991
Pathway Vet Alliance LLC, Term Loan, 03/31/27(k)		3	2,660
TMK Hawk Parent Corp., Term Loan, 08/28/24(k)		122	90,900

			1,278,906

Health Care Equipment & Supplies — 0.1%(j)
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.00%, 06/15/21		166	159,319
Sotera Health Holdings LLC, Term Loan, 12/11/26(k)		381	371,439

			530,758

Health Care Providers & Services — 0.3%(j)
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 06/30/25		59	56,522
Azalea TopCo, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.26%, 07/24/26(l)		171	165,653
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.07%, 06/07/23		139	133,960
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/31/25		41	36,271
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 10/10/25		143	93,485
Eyecare Partners LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.82%, 02/18/27		68	60,991
Gentiva Health Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.44%, 07/02/25		150	144,575
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.93%, 03/13/25		37	36,103
MPH Acquisition Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.75%), 3.75%, 06/07/23		20	19,113
nThrive, Inc., 1st Lien Term Loan, 10/20/22(k)		45	36,709
Option Care Health, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.50%), 4.68%, 08/06/26		151	146,732
Ortho-Clinical Diagnostics, Inc., Term Loan B, 06/30/25(k)		208	194,342
Pathway Vet Alliance LLC, Term Loan, 03/31/27(k)		34	32,743
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 02/06/24		50	37,836
WCG Purchaser Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.24%, 01/08/27		91	88,384
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 12/02/24		108	103,632
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50% - 5.57%, 08/13/26		97	95,679

			1,482,730

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Technology — 0.1%(j)
Change Healthcare Holdings LLC, Term Loan, (LIBOR USD 3 Month + 2.50%), 3.50%, 03/01/24	USD	300	$287,744
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 10/10/25		80	75,786

			363,530

Hotels, Restaurants & Leisure — 0.3%(j)
Aimbridge Acquisition, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.93%, 02/02/26		60	51,640
Aristocrat Leisure Ltd., Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 10/19/24(l)		68	67,320
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 2.36%, 09/15/23		40	37,359
Caesars Resort Collection LLC, Term Loan:
(LIBOR USD 1 Month + 2.75%), 2.93%, 12/23/24		194	172,114
06/19/25(k)		227	212,955
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.00%, 04/18/24		159	144,552
Flutter Entertainment plc, Term Loan, (LIBOR USD 3 Month + 3.50%), 3.81%, 07/10/25		90	89,505
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 2.18%, 11/30/23		76	71,442
Golden Nugget Online Gaming, Inc., Term Loan, (LIBOR USD 6 Month + 12.00%), 13.00%, 10/04/23(l)		11	11,600
Golden Nugget, Inc., 1st Lien Term Loan, 10/04/23(k)		117	92,696
IRB Holding Corp., Term Loan, (LIBOR USD 3 Month + 2.75%), 3.75%, 02/05/25		126	115,603
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.94%, 04/03/25		76	72,344
Motorcity Casino Hotel, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.00%, 08/06/21		99	96,315
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 3.75%, 04/29/24		23	19,121
Playtika Holding Corp., Term Loan B, (LIBOR USD 3 Month + 6.00%), 7.07%, 12/10/24		74	73,915
Scientific Games International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 2.93% - 3.61%, 08/14/24		52	45,636
Station Casinos LLC, Term Loan B, 02/08/27(k)		131	119,249
Whatabrands LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.93%, 07/31/26		179	171,153

			1,664,519

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.18%, 08/12/26(j)		199	190,812

Industrial Conglomerates — 0.1%(j)
AVSC Holding Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.25%, 03/03/25		260	185,665
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.18%, 03/31/25(l)		147	140,027
Vertiv Group Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.18%, 03/02/27		484	455,970

			781,662

Security		Par (000)	Value

Insurance — 0.3%(j)
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 05/09/25	USD	279	$264,246
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 01/25/24		199	192,936
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.68%, 02/12/27		78	74,370
AssuredPartners, Inc., Term Loan B, (LIBOR USD 1 Month + 4.50%), 5.50%, 02/12/27		29	28,420
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 3.18%, 11/03/23		25	24,082
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 3.18%, 08/04/22		15	14,337
Asurion LLC, Term Loan B6, (LIBOR USD 1 Month + 3.00%), 3.18%, 11/03/23		437	420,668
Hub International Ltd., Term Loan B:
(LIBOR USD 3 Month + 3.00%), 4.02%, 04/25/25		325	308,267
(LIBOR USD 3 Month + 4.00%), 5.00%, 04/25/25		40	39,044
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 12/31/25		218	204,871
Sedgwick Claims Management Services, Term Loan, (LIBOR USD 1 Month + 4.25%), 4.43%, 09/03/26		60	58,100
USI, Inc., 1st Lien Term Loan B, 05/16/24(k)		362	343,046

			1,972,387

IT Services — 0.7%(j)
Ancestry.com Operations, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 4.75%, 10/19/23(l)		134	127,643
Applied Systems, Inc., Term Loan(k): 09/19/24		260	252,065
09/19/25		39	38,805
Boxer Parent Co., Inc., Term Loan B, 10/02/25(k)		124	117,358
Camelot U.S. Acquisition 1 Co., Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.18%, 10/30/26		315	304,490
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 04/29/24		299	288,850
Epicor Software Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 06/01/22		179	175,151
Greeneden US Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.43%, 12/01/23		267	256,171
IG Investments Holdings LLC, Term Loan, 05/23/25(k)		224	207,602
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 11/29/24		105	97,715
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 7.43%, 12/01/25		41	36,285
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 3.81%, 08/01/24		43	34,064
Presidio Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 4.27%, 01/22/27		60	57,700
Pug LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 3.68%, 02/12/27		194	168,071
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 11/03/23		21	19,823

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 2.93%, 03/03/23	USD	216	$208,174
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.25%, 09/30/22		313	305,175
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.93%, 04/16/25		23	22,046
SS&C Technologies Holdings, Inc., Term Loan B5, 04/16/25(k)		114	108,555
Trans Union LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.93%, 11/16/26		253	241,210
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 4.68%, 08/27/25		171	164,634
Vertafore, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.43%, 07/02/25		328	308,378
WEX, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.43%, 05/15/26		297	283,554

			3,823,519

Life Sciences Tools & Services — 0.0%(j)
Avantor Funding, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 3.25%, 11/21/24		118	115,149
eResearchTechnology, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 02/04/27		159	155,462

			270,611

Machinery — 0.1%
Gates Global LLC, Term Loan B, 04/01/24(j)(k)		226	216,898
Ingersoll-Rand Services Co., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.93%, 03/01/27(j)		154	145,839
Titan Acquisition Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.36%, 03/28/25(j)		315	287,208
Vertical Midco GmbH, 1st Lien Term Loan, 07/14/27(k)(m)		117	115,245

			765,190

Media — 0.4%(j)
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.00%, 07/12/24		119	113,343
Cable One, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.93%, 05/01/24		30	29,100
Charter Communications Operating LLC, Term Loan B1, 04/30/25(k)		207	199,322
Clear Channel Outdoor Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.26%, 08/21/26		368	332,803
CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 2.68%, 04/15/27		33	30,680
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 2.68%, 04/15/27		265	250,826
Diamond Sports Group LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 08/24/26		26	20,932
Gray Television, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.42%, 02/07/24		75	72,413
Intelsat Jackson Holdings SA, Term Loan:
07/13/21(k)		3	3,508
(LIBOR USD 1 Month + 4.75%), 8.00%, 11/27/23		20	19,862
LCPR Loan Financing LLC, Term Loan, (LIBOR USD 1 Month + 5.00%), 5.18%, 10/15/26		59	58,410
Learfield Communications LLC, Term Loan, 12/01/23(k)		273	202,961
Lions Gate Capital Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 2.43%, 03/24/25		80	75,900

Security		Par (000)	Value

Media (continued)
Midcontinent Communications, Term Loan, (LIBOR USD 1 Month + 1.75%), 1.93%, 08/15/26(l)	USD	39	$37,488
Nexstar Broadcasting, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 2.92%, 09/18/26		39	36,561
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 3.75%, 02/01/24		170	162,193
Sinclair Television Group, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.43%, 01/03/24		31	29,637
Terrier Media Buyer, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 4.43%, 12/17/26		182	172,956
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 09/28/23(l)		242	232,925
Virgin Media Bristol LLC, Term Loan, 01/31/28(k)		136	129,586
Xplornet Communications, Inc., Term Loan, 06/10/27(k)		242	230,505

			2,441,911

Metals & Mining — 0.0%(j)
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 4.86%, 07/31/25		91	82,843
Equinox Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.07%, 03/08/24		243	186,535

			269,378

Multiline Retail — 0.0%(j)(k)
Neiman Marcus Group Ltd. LLC, 1st Lien Term Loan, 10/25/23		73	18,469
Neiman Marcus Group Ltd. LLC, Term Loan, 10/07/20		19	19,229

			37,698

Multi-Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 3.37%, 11/28/24(j)		144	139,348

Oil, Gas & Consumable Fuels — 0.0%(j)
California Resources Corp., Term Loan, (LIBOR USD 3 Month + 10.38%), 11.99%, 12/31/21		91	4,095
EURO Garages Ltd., Term Loan B, (LIBOR USD 6 Month + 4.00%), 5.07%, 02/07/25		173	161,691

			165,786

Personal Products — 0.1%
Sunshine Luxembourg VII SARL, Term Loan, 10/01/26(j)(k)		324	309,475

Pharmaceuticals — 0.2%(j)
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 3.69%, 03/21/25		158	144,218
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.19%, 06/02/25		467	452,753
Catalent, Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.25%, 05/18/26		130	128,154
Elanco Animal Health, Inc., Term Loan B, 02/04/27(k)		147	139,986
Grifols Worldwide Operations Ltd., Term Loan B, (LIBOR USD 3 Month + 2.00%), 2.11%, 11/15/27		100	95,632
Jaguar Holding Co. I, Term Loan, 08/18/22(k)		490	483,008

			1,443,751

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services — 0.1%(j)
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, 02/06/26(k)	USD	342	$332,493
STG-Fairway Holdings LLC, Term Loan B, (LIBOR USD 3 Month + 3.50%), 4.57%, 01/31/27		64	59,493

			391,986

Road & Rail — 0.1%(j)
Lineage Logistics LLC, Term Loan, 02/27/25(k)		301	290,757
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.68%, 07/13/23		141	134,374

			425,131

Semiconductors & Semiconductor Equipment — 0.0%(j)
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.18%, 05/29/25		59	57,165
ON Semiconductor Corp., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.18%, 09/19/26		32	30,487

			87,652

Software — 0.8%
Castle US Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 01/29/27(j)		201	182,529
Cornerstone OnDemand, Inc., Term Loan B, (LIBOR USD 3 Month + 4.25%), 5.35%, 04/22/27(j)		78	76,684
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 5.75%, 09/29/23(j)		112	89,631
Ellie Mae, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 04/17/26(j)		297	286,712
Informatica LLC, Term Loan:
7.13%, 02/25/25(m)		79	78,901
02/25/27(j)(k)		537	512,506
Kronos, Inc., 1st Lien Term Loan B, 11/01/23(j)(k)		669	667,646
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 1 Month + 8.25%), 9.25%, 11/01/24(j)		42	41,732
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 09/30/24(j)		259	251,283
MH Sub I LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 09/13/24(j)		45	43,313
Refinitiv US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 10/01/25(j)		470	458,459
RP Crown Parent LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 10/12/23(j)		293	283,431
Severin Acquisition LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 08/01/25(j)		246	235,529
SolarWinds Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.93%, 02/05/24(j)		251	242,592
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.93%, 04/16/25(j)		16	15,489
The Ultimate Software Group, Inc., Term Loan, 05/04/26(j)(k)		384	378,782
TIBCO Software, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 06/30/26(j)(l)		286	269,393
TIBCO Software, Inc., 2nd Lien Term Loan, 03/03/28(j)(k)		217	208,285
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, 05/04/26(j)(k)		369	356,428

Security		Par (000)	Value

Software (continued)
Ultimate Software Group, Inc., Term Loan, 05/03/27(j)(k)	USD	124	$125,860

			4,805,185

Specialty Retail — 0.1%(j)
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 2.97%, 11/07/24		149	143,899
MED ParentCo LP, Delayed Draw Term Loan, (LIBOR USD 3 Month + 4.25%), 4.74% - 4.61%, 08/31/26		18	16,523
MED ParentCo LP, Term Loan, (LIBOR USD 3 Month + 4.25%), 4.61%, 08/31/26		104	94,173
Midas Intermediate Holdco II LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 3.75%, 08/18/21		81	72,423
PetSmart, Inc., Term Loan, 03/11/22(k)		313	308,311

			635,329

Technology Hardware, Storage & Peripherals — 0.0%(j)
Electronics for Imaging, Inc., Term Loan, 07/23/26(k)(l)		82	63,800
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.92%, 04/29/23		90	87,384

			151,184

Trading Companies & Distributors — 0.1%(j)
Beacon Roofing Supply, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.43%, 01/02/25		40	37,785
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.93%, 10/17/23		251	242,173

			279,958

Wireless Telecommunication Services — 0.1%(j)
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 3.80%, 05/27/24		74	61,585
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 05/16/24		99	95,035
SBA Senior Finance II LLC, 2nd Lien Term Loan B, 04/06/25(k)		168	161,536
T-Mobile USA, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.18%, 04/01/27		485	483,952

			802,108

Total Floating Rate Loan Interests — 6.6% (Cost: $40,817,369)			38,995,986

		Shares

Investment Companies — 21.1%
BlackRock Allocation Target Shares- BATS Series A*		3,131,271	30,467,270
BlackRock Floating Rate Income Portfolio, Class K Shares*		1,094,446	10,265,908
BlackRock GNMA Portfolio, Class K Shares*		4,383,505	41,862,470
BlackRock High Yield Bond Portfolio, Class K Shares*		151,871	1,088,913
Invesco Senior Loan ETF(n)		23,364	498,822
iShares Emerging Markets Dividend ETF*		28,913	905,555
iShares iBoxx $ Investment Grade Corporate Bond ETF*		74,134	9,971,023

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies (continued)
iShares MBS ETF*	266,461	$29,497,233

Total Investment Companies — 21.1% (Cost: $123,974,749)		124,557,194

	Par (000)

Non-Agency Mortgage-Backed Securities — 0.2%

Collateralized Mortgage Obligations — 0.2%
Toorak Mortgage Corp. Ltd., Series 2020-1, Class A1, 2.73% 03/25/23(b)(c)	1,000	978,020

Total Non-Agency Mortgage-Backed Securities — 0.2% (Cost: $999,998)		978,020

Preferred Securities — 2.0%

Capital Trusts — 1.6%

Banks — 0.6%(e)(j)
Bank of America Corp.:
Series X, 6.25%	186	192,523
Series AA, 6.10%	315	332,325
Citigroup, Inc., Series V, 4.70%	401	356,389
Fifth Third Bancorp, Series J, 3.44%	125	101,875
JPMorgan Chase & Co.:
Series Z, 4.49%	225	213,401
Series FF, 5.00%	379	362,513
Series X, 6.10%	135	138,152
Series HH, 4.60%	539	481,058
M&T Bank Corp., Series F, 5.13%	400	398,748
Wells Fargo & Co.:
Series S, 5.90%	570	562,918
Series U, 5.87%	546	567,496

		3,707,398

Capital Markets — 0.3%(j)
Goldman Sachs Group, Inc. (The), Series O, 5.30%(e)	600	604,788
Morgan Stanley, Series H, 4.83%(e)	32	28,799
Northern Trust Corp., Series D, 4.60%(e)	400	395,000
State Street Corp., 1.31%, 06/15/47	913	729,423

		1,758,010

Consumer Finance — 0.2%(e)(j)
Capital One Financial Corp., Series E, 4.15%	600	489,000
Discover Financial Services, Series C, 5.50%	400	359,743
General Motors Financial Co., Inc., Series A, 5.75%	428	377,175

		1,225,918

Diversified Financial Services — 0.1%
Voya Financial, Inc., Series A, 6.13%(e)(j)	475	464,588

Insurance — 0.2%
Progressive Corp. (The), Series B, 5.38%(e)(j)	1,215	1,202,850

Multi-Utilities — 0.1%
Sempra Energy, 4.88%(e)(j)	450	452,812

Oil, Gas & Consumable Fuels — 0.1%(e)(j)
Energy Transfer Operating LP:
Series B, 6.63%	200	153,039
Series G, 7.13%	350	299,250
EnLink Midstream Partners LP, Series C, 6.00%	86	30,960

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP, Series B, 6.13%	USD	92	$65,665

			548,914

Total Capital Trusts — 1.6% (Cost: $9,981,570)			9,360,490

		Shares

Preferred Stocks — 0.4%

Banks — 0.0%(e)(j)
KeyCorp, Series E, 6.13%		8,000	203,360
US Bancorp, Series F, 6.50%		5,000	130,400

			333,760

Capital Markets — 0.1%
Morgan Stanley, Series K, 5.85%(e)(j)		15,000	386,100

Consumer Finance — 0.0%
SLM Corp., Series B, 2.01%(e)(j)		2,500	82,200

Electric Utilities — 0.1%
Entergy Arkansas LLC, 4.88%		25,000	627,750

Insurance — 0.1%
Allstate Corp. (The), Series H, 5.10%(e)		15,000	380,400

Oil, Gas & Consumable Fuels — 0.1%
Energy Transfer Operating LP, Series E, 7.60%(e)(j)		25,000	514,000

Total Preferred Stocks — 0.4% (Cost: $2,540,298)			2,324,210

Trust Preferreds — 0.0%

Commercial Services & Supplies — 0.0%
ILFC E-Capital Trust I, 3.02%, 12/21/65(b)(j)		100,000	49,151

Total Trust Preferreds — 0.0% (Cost: $95,250)			49,151

Total Preferred Securities — 2.0% (Cost: $12,617,118)			11,733,851

Total Long-Term Investments — 97.0% (Cost: $566,147,010)			572,408,470

Short-Term Securities — 2.7%

		Par (000)

Commercial Paper — 0.1%(o)
Boeing Co. (The), 2.18%, 07/31/20		250	249,619
Campbell Soup Co., 1.97%, 08/11/20		300	299,865
Ford Motor Credit Co. LLC, 3.14%, 09/25/20		250	247,768

Total Commercial Paper — 0.1% (Cost: $797,064)			797,252

		Shares

Money Market Funds — 2.6%(p)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*		14,627,736	14,627,736
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%		194,355	194,355

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds (continued)
SL Liquidity Series, LLC, Money Market Series, 0.50%(q)*	502,571	$502,973

Total Money Market Funds — 2.6% (Cost: $15,325,085)		15,325,064

Security	Value

Total Short-Term Securities — 2.7% (Cost: $16,122,149)	$16,122,316

Total Investments — 99.7% (Cost: $582,269,159)	588,530,786

Other Assets Less Liabilities — 0.3%	1,862,629

Net Assets — 100.0%	$590,393,415

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Non-income producing security.
(e)	Perpetual security with no stated maturity date.
(f)	Convertible security.
(g)	Zero-coupon bond.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Amount is less than 500.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(m)	Fixed rate.
(n)	All or a portion of this security is on loan.
(o)	Rates are discount rates or a range of discount rates as of period end.
(p)	Annualized 7-day yield as of period end.
(q)	All or a portion of this security was purchased with cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	9,094,815	5,532,921	—	14,627,736	$14,627,736	$84,466		$—	$—
SL Liquidity Series, LLC, Money Market Series(b)	8,422,203	—	(7,919,632)	502,571	502,973	7,114	(c)	1,258	(21)
BlackRock Allocation Target Shares- BATS Series A	2,789,025	342,246	—	3,131,271	30,467,270	562,926		—	(762,435)
BlackRock Floating Rate Income Portfolio, Class K Shares	4,888,090	522,870	(4,316,514)	1,094,446	10,265,908	472,612		(961,069)	223,522
BlackRock GNMA Portfolio, Class K Shares	2,040,232	2,886,504	(543,231)	4,383,505	41,862,470	747,437		260,751	456,560
BlackRock High Yield Bond Portfolio, Class K Shares	147,527	4,344	—	151,871	1,088,913	85,108		—	(89,997)
iShares Core Dividend Growth ETF(d)	126,099	56,050	(182,149)	—	—	—		671,857	(588,932)
iShares Emerging Markets Dividend ETF	—	28,913	—	28,913	905,555	31,050		—	(282,472)
iShares iBoxx $ Investment Grade Corporate Bond ETF	64,831	9,303	—	74,134	9,971,023	109,199		—	493,961
iShares International Select Dividend ETF(d)	34,638	—	(34,638)	—	—	—		102,308	(100,211)
iShares J.P.Morgan Emerging Markets High Yield Bond ETF(d)	—	147,028	(147,028)	—	—	97,481		(1,641,569)	—
iShares MBS ETF	418,762	165,774	(318,075)	266,461	29,497,233	372,298		278,720	535,780

					$139,189,081	$2,569,691		$(1,287,744)	$(114,245)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	201	09/18/20	$7,278	$300,211
MSCI Emerging Markets Index	40	09/18/20	1,971	17,269
S&P 500 E-Mini Index	74	09/18/20	11,434	280,314
U.S. Treasury Long Bond	26	09/21/20	4,643	3,221

				601,015

Short Contracts
GBP Currency	3	09/14/20	232	6,779
U.S. Treasury 10 Year Note	199	09/21/20	27,695	(53,243)
U.S. Treasury 10 Year Ultra Note	68	09/21/20	10,709	(32,843)
U.S. Treasury 5 Year Note	774	09/30/20	97,324	(213,851)

				(293,158)

				$307,857

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
AT&T, Inc	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	USD	225	$(628)	$(1,589)	$961
Western Union Co. (The)	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/21	USD	100	(857)	138	(995)

							$(1,485)	$(1,451)	$(34)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Boeing Co. (The)	1.00%	Quarterly	BNP Paribas SA	12/20/20	BBB-	USD 430		$(2,661)	$1,467	$(4,128)
American Tower Corp.	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/21	BBB-	USD 475		1,479	(3,611)	5,090

								$(1,182)	$(2,144)	$962

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$1,605	$(5,200)	$6,051	$(5,123)

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$597,794	$6,779	$3,221	$—	$607,794
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	7,656	—	—	—	—	7,656

	$—	$7,656	$597,794	$6,779	$3,221	$—	$615,450

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	299,937	—	299,937
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	10,323	—	—	—	—	10,323

	$—	$10,323	$—	$—	$299,937	$—	$310,260

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,500,191	$(22,608)	$(3,957,480)	$—	$(2,479,897)
Swaps	—	894,750	—	—	—	—	894,750

	$—	$894,750	$1,500,191	$(22,608)	$(3,957,480)	$—	$(1,585,147)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	323,241	12,856	(692,960)	—	(356,863)
Swaps	—	1,413	—	—	—	—	1,413

	$—	$1,413	$323,241	$12,856	$(692,960)	$—	$(355,450)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,117,058
Average notional value of contracts — short	100,008,237
Credit default swaps:
Average notional value — buy protection	8,102,684
Average notional value — sell protection	905,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:	$—
Futures contracts	$231,789	$22,752
Swaps — OTC(a)	7,656	10,323

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$239,445	$33,075
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(231,789)	(22,752)

Total derivative assets and liabilities subject to an MNA	$7,656	$10,323

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
BNP Paribas SA	$1,467	$(1,467)	$—	$—	$—
JPMorgan Chase Bank NA	1,099	(1,099)	—	—	—
Morgan Stanley & Co. International plc	5,090	(3,611)	—	—	1,479

	$7,656	$(6,177)	$—	$—	$1,479

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
BNP Paribas SA	$4,128	$(1,467)	$—	$—	$2,661
JPMorgan Chase Bank NA	2,584	(1,099)	—	—	1,485
Morgan Stanley & Co. International plc	3,611	(3,611)	—	—	—

	$10,323	$(6,177)	$—	$—	$4,146

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$50,069,197	$—	$50,069,197
Common Stocks	1,720	—	—	1,720
Corporate Bonds	—	324,572,402	—	324,572,402
Equity-Linked Notes	—	21,500,100	—	21,500,100
Floating Rate Loan Interests:
Aerospace & Defense	—	821,553	—	821,553
Airlines	—	436,866	—	436,866
Auto Components	—	461,162	—	461,162
Automobiles	—	151,820	—	151,820
Building Products	—	319,850	—	319,850
Capital Markets	—	151,236	96,795	248,031
Chemicals	—	1,201,037	68,404	1,269,441
Commercial Services & Supplies	—	1,595,794	19,305	1,615,099
Construction & Engineering	—	154,366	—	154,366
Construction Materials	—	507,427	—	507,427
Containers & Packaging	—	1,037,890	—	1,037,890
Diversified Consumer Services	—	1,109,037	—	1,109,037
Diversified Financial Services	—	1,769,240	87,560	1,856,800
Diversified Telecommunication Services	—	1,693,686	57,420	1,751,106
Electric Utilities	—	300,458	—	300,458
Electrical Equipment	—	319,312	—	319,312
Entertainment	—	618,879	—	618,879
Equity Real Estate Investment Trusts (REITs)	—	159,049	38,629	197,678
Food & Staples Retailing	—	308,707	—	308,707
Food Products	—	1,278,906	—	1,278,906
Health Care Equipment & Supplies	—	530,758	—	530,758
Health Care Providers & Services	—	1,317,077	165,653	1,482,730
Health Care Technology	—	363,530	—	363,530
Hotels, Restaurants & Leisure	—	1,585,599	78,920	1,664,519
Independent Power and Renewable Electricity Producers	—	190,812	—	190,812
Industrial Conglomerates	—	641,635	140,027	781,662
Insurance	—	1,972,387	—	1,972,387
IT Services	—	3,695,876	127,643	3,823,519
Life Sciences Tools & Services	—	270,611	—	270,611
Machinery	—	765,190	—	765,190
Media	—	2,171,498	270,413	2,441,911
Metals & Mining	—	269,378	—	269,378
Multiline Retail	—	37,698	—	37,698
Multi-Utilities	—	139,348	—	139,348
Oil, Gas & Consumable Fuels	—	165,786	—	165,786
Personal Products	—	309,475	—	309,475
Pharmaceuticals	—	1,443,751	—	1,443,751
Professional Services	—	391,986	—	391,986
Road & Rail	—	425,131	—	425,131
Semiconductors & Semiconductor Equipment	—	87,652	—	87,652
Software	—	4,535,792	269,393	4,805,185
Specialty Retail	—	635,329	—	635,329
Technology Hardware, Storage & Peripherals	—	87,384	63,800	151,184
Trading Companies & Distributors	—	279,958	—	279,958
Wireless Telecommunication Services	—	802,108	—	802,108
Investment Companies	124,557,194	—	—	124,557,194
Non-Agency Mortgage-Backed Securities	—	978,020	—	978,020
Preferred Securities:
Banks	333,760	3,707,398	—	4,041,158
Capital Markets	386,100	1,758,010	—	2,144,110
Commercial Services & Supplies	—	49,151	—	49,151

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Managed Income Fund

Fair Value Hierarchy as of Period End

	Level 1	Level 2	Level 3	Total
Consumer Finance	$82,200	$1,225,918	$—	$1,308,118
Diversified Financial Services	—	464,588	—	464,588
Electric Utilities	627,750	—	—	627,750
Insurance	380,400	1,202,850	—	1,583,250
Multi-Utilities	—	452,812	—	452,812
Oil, Gas & Consumable Fuels	514,000	548,914	—	1,062,914
Short-Term Securities:
Commercial Paper	—	797,252	—	797,252
Money Market Funds	14,822,091	—	—	14,822,091
Unfunded Floating Rate Loan Interests (a)	—	45	—	45
Liabilities:
Unfunded Floating Rate Loan Interests (a)	—	(2,199)	—	(2,199)

Subtotal	$141,705,215	$444,836,482	$1,483,962	$588,025,659

Investments valued at NAV (b)				502,973

Total Investments				$588,528,632

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$6,051	$—	$6,051
Equity contracts	597,794	—	—	597,794
Foreign currency exchange contracts	6,779	—	—	6,779
Interest rate contracts	3,221	—	—	3,221
Liabilities:
Credit contracts	—	(5,123)	—	(5,123)
Interest rate contracts	(299,937)	—	—	(299,937)

	$307,857	$928	$—	$308,785

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.
(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	43

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Managed Income Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $493,826) (cost — $443,684,333)	$449,341,705
Investments at value — affiliated (cost — $138,584,826)	139,189,081
Cash	27,925
Cash pledged:
Futures contracts	3,405,000
Centrally cleared swaps	268
Foreign currency at value (cost — $763,131)	762,610
Receivables:
Investments sold	1,084,715
Securities lending income — affiliated	474
Capital shares sold	943,908
Dividends — affiliated	98,940
Dividends — unaffiliated	12,297
Interest — unaffiliated	3,781,867
From the Manager	38,576
From affiliate(s)	4,077
Variation margin on futures contracts	231,789
Swap premiums paid	1,605
Unrealized appreciation on:
OTC swaps	6,051
Unfunded floating rate loan interests	45
Prepaid expenses	87,375
Other assets	1,026

Total assets	599,019,334

LIABILITIES
Cash collateral on securities loaned at value	503,485
Payables:
Investments purchased	6,352,635
Capital shares redeemed	1,225,325
Income dividend distributions	45,964
Investment advisory fees	141,088
Other affiliates	1,088
Service and distribution fees	62,998
Variation margin on futures contracts	22,752
Other accrued expenses	258,062
Swap premiums received	5,200
Unrealized depreciation on:
OTC swaps	5,123
Unfunded floating rate loan interests	2,199

Total liabilities	8,625,919

NET ASSETS	$590,393,415

NET ASSETS CONSIST OF
Paid-in capital	$596,441,028
Accumulated loss	(6,047,613)

NET ASSETS	$590,393,415

NET ASSET VALUE
Institutional — Based on net assets of $283,725,820 and 28,941,998 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$9.80

Investor A — Based on net assets of $204,682,736 and 20,875,547 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$9.80

Investor C — Based on net assets of $24,840,091 and 2,531,655 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$9.81

Class K — Based on net assets of $77,144,768 and 7,849,755 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$9.83

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Managed Income Fund

INVESTMENT INCOME
Dividends — affiliated	$2,562,577
Dividends — unaffiliated	72,031
Interest — unaffiliated	7,777,581
Securities lending income — affiliated — net	7,114

Total investment income	10,419,303

EXPENSES
Investment advisory	909,275
Service and distribution — class specific	368,235
Transfer agent — class specific	181,898
Administration	110,038
Accounting services	56,867
Administration — class specific	51,954
Registration	48,006
Printing	31,618
Professional	31,588
Custodian	18,957
Trustees and Officer	3,206
Miscellaneous	38,010

Total expenses	1,849,652
Less:
Administration fees waived — class specific	(51,954)
Fees waived and/or reimbursed by the Manager	(438,390)
Transfer agent fees waived and/or reimbursed — class specific	(69,467)

Total expenses after fees waived and/or reimbursed	1,289,841

Net investment income	9,129,462

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(1,287,744)
Investments — unaffiliated	(9,938,373)
Foreign currency transactions	49,126
Futures contracts	(2,479,897)
Swaps	894,750

(12,762,138)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(114,245)
Investments — unaffiliated	(2,351,582)
Foreign currency translations	(3,835)
Futures contracts	(356,863)
Swaps	1,413
Unfunded floating rate loan interests	(2,154)

(2,827,266)

Net realized and unrealized loss	(15,589,404)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,459,942)

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets

	BlackRock Managed Income Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$9,129,462	$14,369,652
Net realized gain (loss)	(12,762,138)	2,674,020
Net change in unrealized appreciation (depreciation)	(2,827,266)	16,426,505

Net increase (decrease) in net assets resulting from operations	(6,459,942)	33,470,177

DISTRIBUTIONS TO SHAREHOLDERS (a)
Institutional	(4,209,570)	(6,152,424)
Investor A	(3,392,176)	(5,439,606)
Investor C	(327,536)	(520,143)
Class K	(1,320,881)	(2,449,422)

Decrease in net assets resulting from distributions to shareholders	(9,250,163)	(14,561,595)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	133,195,206	157,769,169

NET ASSETS
Total increase in net assets	117,485,101	176,677,751
Beginning of period	472,908,314	296,230,563

End of period	$590,393,415	$472,908,314

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Institutional

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017		2016	2015

Net asset value, beginning of period	$10.08	$9.56	$10.02	$9.95	$10.10	$9.61	$9.81

Net investment income (a)	0.18	0.39	0.40	0.37	0.10	0.28	0.29
Net realized and unrealized gain (loss)	(0.28)	0.52	(0.46)	0.15	(0.04)	0.48	(0.21)

Net increase (decrease) from investment operations	(0.10)	0.91	(0.06)	0.52	0.06	0.76	0.08

Distributions (b)
From net investment income	(0.16)	(0.39)	(0.38)	(0.37)	(0.08)	(0.27)	(0.28)
From net realized gain	(0.02)	—	(0.02)	(0.08)	(0.13)	—	—

Total distributions	(0.18)	(0.39)	(0.40)	(0.45)	(0.21)	(0.27)	(0.28)

Net asset value, end of period	$9.80	$10.08	$9.56	$10.02	$9.95	$10.10	$9.61

Total Return (c)
Based on net asset value	(0.97)%(d)	9.63%	(0.57)%	5.29%	0.60%(d)	8.06%	0.75%

Ratios to Average Net Assets (e)
Total expenses	0.60%	0.59%	0.72%	1.03%	1.26%(f)	0.84%	0.99%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.36%	0.34%	0.27%	0.38%	0.36%(f)	0.52%	0.55%

Net investment income	3.64%	3.90%	4.09%	3.74%	3.82%(f)	2.85%	2.92%

Supplemental Data
Net assets, end of period (000)	$283,726	$199,220	$117,904	$51,542	$23,083	$15,100	$8,135

Portfolio turnover rate (h)	41%	71%	79%	68%	74%	67%	74%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017		2016	2015

Investments in underlying funds	0.08%	0.17%	0.17%	0.18%	0.22%	0.01%	0.01%

(f)  Annualized.

(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratios would have been 0.98%.

(h) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017		2016	2015

Portfolio turnover rate (including equity-linked notes)	51%	91%	100%	96%	75%	—%	—%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Investor A

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017		2016	2015

Net asset value, beginning of period	$10.08	$9.56	$10.02	$9.95	$10.10	$9.61	$9.81

Net investment income (a)	0.17	0.36	0.38	0.35	0.09	0.25	0.25
Net realized and unrealized gain (loss)	(0.28)	0.52	(0.46)	0.15	(0.04)	0.48	(0.21)

Net increase (decrease) from investment operations	(0.11)	0.88	(0.08)	0.50	0.05	0.73	0.04

Distributions (b)
From net investment income	(0.15)	(0.36)	(0.36)	(0.35)	(0.07)	(0.24)	(0.24)
From net realized gain	(0.02)	—	(0.02)	(0.08)	(0.13)	—	—

Total distributions	(0.17)	(0.36)	(0.38)	(0.43)	(0.20)	(0.24)	(0.24)

Net asset value, end of period	$9.80	$10.08	$9.56	$10.02	$9.95	$10.10	$9.61

Total Return (c)
Based on net asset value	(1.09)%(d)	9.36%	(0.82)%	5.03%	0.54%(d)	7.74%	0.40%

Ratios to Average Net Assets (e)
Total expenses	0.81%	0.80%	0.95%	1.26%	1.50%(f)	1.11%	1.31%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.61%	0.59%	0.52%	0.63%	0.61%(f)	0.82%	0.90%

Net investment income	3.41%	3.65%	3.83%	3.45%	3.52%(f)	2.56%	2.55%

Supplemental Data
Net assets, end of period (000)	$204,683	$190,848	$107,314	$59,591	$33,604	$29,957	$21,251

Portfolio turnover rate (h)	41%	71%	79%	68%	74%	67%	74%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017		2016	2015

Investments in underlying funds	0.08%	0.17%	0.17%	0.18%	0.22%	0.01%	0.01%

(f)  Annualized.

(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratios would have been 1.30%.

(h) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017		2016	2015

Portfolio turnover rate (including equity-linked notes)	51%	91%	100%	96%	75%	—%	—%

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Investor C

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/03/16 (a) to 12/31/16
		2019	2018	2017

Net asset value, beginning of period	$10.09	$9.56	$10.03	$9.96	$10.10

Net investment income (b)	0.13	0.29	0.31	0.28	0.07
Net realized and unrealized gain (loss)	(0.28)	0.53	(0.48)	0.14	(0.03)

Net increase (decrease) from investment operations	(0.15)	0.82	(0.17)	0.42	0.04

Distributions (c)
From net investment income	(0.11)	(0.29)	(0.28)	(0.27)	(0.05)
From net realized gain	(0.02)	—	(0.02)	(0.08)	(0.13)

Total distributions	(0.13)	(0.29)	(0.30)	(0.35)	(0.18)

Net asset value, end of period	$9.81	$10.09	$9.56	$10.03	$9.96

Total Return (d)
Based on net asset value	(1.47)%(e)	8.65%	(1.67)%	4.24%	0.43%(e)

Ratios to Average Net Assets (f)
Total expenses	1.60%	1.58%	1.74%	1.95%	2.12%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36%	1.34%	1.28%	1.38%	1.26%(g)

Net investment income	2.66%	2.89%	3.11%	2.75%	2.76%(g)

Supplemental Data
Net assets, end of period (000)	$24,840	$23,347	$11,983	$4,122	$693

Portfolio turnover rate (h)	41%	71%	79%	68%	74%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Aggregate total return.

(f)  Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/03/16 (a) to 12/31/16
		2019	2018	2017

Investments in underlying funds	0.08%	0.17%	0.17%	0.18%	0.22%

(g) Annualized. (h) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/03/16 (a) to 12/31/16
		2019	2018	2017

Portfolio turnover rate (including equity-linked notes)	51%	91%	100%	96%	75%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Managed Income Fund

	Class K

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017		2016	2015

Net asset value, beginning of period	$10.11	$9.58	$10.05	$9.97	$10.12	$9.63	$9.83

Net investment income (a)	0.18	0.39	0.41	0.38	0.10	0.29	0.30
Net realized and unrealized gain (loss)	(0.28)	0.53	(0.47)	0.16	(0.04)	0.48	(0.22)

Net increase (decrease) from investment operations	(0.10)	0.92	(0.06)	0.54	0.06	0.77	0.08

Distributions (b)
From net investment income	(0.16)	(0.39)	(0.39)	(0.38)	(0.08)	(0.28)	(0.28)
From net realized gain	(0.02)	—	(0.02)	(0.08)	(0.13)	—	—

Total distributions	(0.18)	(0.39)	(0.41)	(0.46)	(0.21)	(0.28)	(0.28)

Net asset value, end of period	$9.83	$10.11	$9.58	$10.05	$9.97	$10.12	$9.63

Total Return (c)
Based on net asset value	(0.94)%(d)	9.78%	(0.61)%	5.45%	0.62%(d)	8.12%	0.83%

Ratios to Average Net Assets (e)
Total expenses	0.50%	0.50%	0.64%	0.87%	1.07%(f)	0.72%	0.89%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.31%	0.29%	0.22%	0.33%	0.31%(f)	0.45%	0.45%

Net investment income	3.71%	3.97%	4.10%	3.76%	3.86%(f)	2.95%	3.04%

Supplemental Data
Net assets, end of period (000)	$77,145	$59,493	$59,030	$59,555	$54,321	$54,344	$50,141

Portfolio turnover rate (g)	41%	71%	79%	68%	74%	67%	74%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Aggregate total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017		2016	2015

Investments in underlying funds	0.08%	0.17%	0.17%	0.18%	0.22%	0.01%	0.01%

(f) Annualized. (g) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017		2016	2015

Portfolio turnover rate (including equity- linked notes)	51%	91%	100%	96%	75%	—%	—%

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Managed Income Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Fund’s pricing service or through brokers. The Fund’s pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement. In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”).

In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Eyecare Partners LLC, Term Loan	$15,892	$15,852	$14,267	$(1,585)
Intelsat Jackson Holdings SA, Term Loan	3,462	3,462	3,507	45
MED ParentCo LP, Delayed Draw Term Loan	7,838	7,688	7,074	(614)

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
TD Prime Services LLC	$493,826	$(493,826)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.35%
$1 Billion — $2 Billion	0.34
$2 Billion — $3 Billion	0.33
Greater than $3 Billion	0.32

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Investor A	$246,122
Investor C	122,113
$368,235

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$ 22,818
Investor A	19,688
Investor C	2,442
Class K	7,006
$ 51,954

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$ 152
Investor A	170
Investor C	159
Class K	2
$ 483

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$ 113,539
Investor A	56,049
Investor C	12,308
Class K	2
$ 181,898

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $9,548.

For the six months ended June 30, 2020, affiliates received CDSCs as follows:

Investor A	$ 19,695
Investor C	6,917

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $10,833.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the Manager waived $194,289 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). Effective March 1, 2020, the Board approved the termination of these contractual expense limitations. The expense limitations as a percentage of average daily net assets were as follows:

Institutional	0.45%
Investor A	0.70
Investor C	1.45
Class K	0.40

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit Other Expenses of the Fund, excluding dividend expense, interest expense and certain other fund expenses. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.09%
Investor A	0.09
Investor C	0.09
Class K	0.04

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $233,268 pursuant to this arrangement, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived
Institutional	$ 22,818
Investor A	19,688
Investor C	2,442
Class K	7,006
$ 51,954

Transfer Agent Fees Waived and/or Reimbursed
Institutional	$ 56,473
Investor A	6,795
Investor C	6,197
Class K	2
$ 69,467

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Fund paid BIM $980 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$89,457
Sales	1,311,806
Net Realized Loss	(44,150)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities and equity-linked notes, were $312,692,120 and $196,140,292, respectively.

For the six months ended June 30, 2020, purchases and sales related to equity-linked notes were $73,498,099 and $62,016,318, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$582,715,909

Gross unrealized appreciation	$15,651,062
Gross unrealized depreciation	(9,527,400)

Net unrealized appreciation (depreciation)	$6,123,662

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,748,130	$181,370,723	12,546,421	$124,177,736
Shares issued in reinvestment of distributions	432,757	4,207,284	617,732	6,147,588
Shares redeemed	(10,002,065)	(94,685,695)	(5,739,468)	(56,636,046)

Net increase	9,178,822	$90,892,312	7,424,685	$73,689,278

Investor A
Shares sold and automatic conversion of shares	6,971,150	$68,098,178	11,623,887	$115,216,667
Shares issued in reinvestment of distributions	347,324	3,375,049	538,257	5,357,355
Shares redeemed	(5,371,714)	(51,223,855)	(4,461,370)	(44,233,017)

Net increase	1,946,760	$20,249,372	7,700,774	$76,341,005

Investor C
Shares sold	608,665	$6,036,060	1,318,109	$13,064,054
Shares issued in reinvestment of distributions	32,347	314,482	48,272	481,084
Shares redeemed and automatic conversion of shares	(423,515)	(4,071,759)	(305,092)	(3,023,017)

Net increase	217,497	$2,278,783	1,061,289	$10,522,121

Class K
Shares sold	2,695,728	$26,844,109	488,939	$4,847,214
Shares issued in reinvestment of distributions	109,719	1,066,354	185,552	1,848,505
Shares redeemed	(842,553)	(8,135,724)	(949,500)	(9,478,954)

Net increase (decrease)	1,962,894	$19,774,739	(275,009)	$(2,783,235)

Total Net Increase	13,305,973	$133,195,206	15,911,739	$157,769,169

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Managed Income Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	63

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that, the Fund is party to an expense limitation agreement pursuant to which BlackRock has agreed to waive and/or reimburse certain operating and other expenses to a specified amount of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2021, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	65

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	67

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

OTC	Over-the-counter

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

GLOSSARY OF TERMS USED IN THIS REPORT	69

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MIIP-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: September 4, 2020

3